  AMENDMENT DATED AS OF MAY 4, 2007 TO THE GLOBAL CUSTODY AGREEMENT BETWEEN JP
   MORGAN CHASE BANK, N.A. ("JP MORGAN" OR "CUSTODIAN") AND EACH OF THE FUNDS
           LISTED ON ATTACHMENT A OF SUCH AGREEMENT (EACH, A "FUND")

     WHEREAS, The Custodian and each Fund have entered into a Global Custody
Agreement dated as of April 12, 2007 (the "Global Custody Agreement"),

     WHEREAS, the funds listed below wish to become parties to the Agreement,
and

NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     1.   Attachment A to the Global Custody Agreement is hereby deleted and replaced with the schedule attached hereto to reflect the addition of the following funds:

          The Universal Institutional Funds, Inc. ---

               Asian Equity Portfolio
               Balanced Portfolio
               Core Equity Portfolio
               Core Plus Fixed Income Portfolio
               Emerging Markets Debt Portfolio
               Emerging Markets Equity Portfolio
               Equity and Income Portfolio
               Equity Growth Portfolio
               Global Franchise Portfolio
               Global Real Estate Portfolio
               Global Value Equity Portfolio
               High Yield Portfolio
               International Fixed Income Portfolio
               International Growth Equity Portfolio
               International Magnum Portfolio
               Investment Grade Fixed Income Portfolio
               Mid Cap Growth Portfolio
               Multi-Asset Class Portfolio
               Small Company Growth Portfolio
               Targeted Duration Portfolio
               U.S. Mid-Cap Value Portfolio
               U.S. Real Estate Portfolio
               Value Portfolio

          Morgan Stanley Institutional Fund Inc. --

               Active International Allocation Portfolio
               Disciplined Large Cap Value Active Extension Portfolio
               Emerging Markets Debt Portfolio
               Emerging Markets Portfolio
               Focus Equity Portfolio
               Global Franchise Portfolio

               Global Real Estate Portfolio
               Global Value Equity Portfolio
               International Equity Portfolio
               International Growth Equity Portfolio
               International Magnum Portfolio
               International Real Estate Portfolio
               International Small Cap Portfolio
               Large Cap Relative Value Portfolio
               Small Company Growth Portfolio
               Systematic Active Large Cap Core Portfolio
               Systematic Active Small Cap Core Portfolio
               Systematic Active Small Cap Growth Portfolio
               Systematic Active Small Cap Value Portfolio
               Systematic Large Cap Core Active Extension Portfolio
               U.S. Large Cap Growth Portfolio
               U.S. Real Estate Portfolio

          Morgan Stanley Institutional Fund Trust--

               Advisory Global Fixed Income Portfolio
               Advisory Global Fixed Income Portfolio II
               Advisory Portfolio
               Advisory Portfolio--Series 1
               Advisory Portfolio--Series 2
               Balanced Portfolio
               Core Fixed Income Portfolio
               Core Plus Fixed Income Portfolio
               Equities Plus Portfolio
               High Yield Portfolio
               Intermediate Duration Portfolio
               International Fixed Income Portfolio
               Investment Grade Fixed Income Portfolio
               Limited Duration Portfolio
               Long Duration Fixed Income Portfolio
               Mid Cap Growth Portfolio
               Municipal Portfolio
               U.S. Mid Cap Value Portfolio
               U.S. Small Cap Value Portfolio
               Value Portfolio

          Morgan Stanley European Equity Fund
          Morgan Stanley Global Dividend Growth Fund,
          Morgan Stanley International Fund
          Morgan Stanley International Small Cap Fund
          Morgan Stanley International Value Equity Fund
          Morgan Stanley Japan Fund
          Morgan Stanley Pacific Growth Fund
          Morgan Stanley Technology Fund
          Morgan Stanley Variable Investment Series-
               European Equity Portfolio

               Global Dividend Growth Portfolio

          Morgan Stanley Asia-Pacific Fund, Inc.
          Morgan Stanley Emerging Markets Fund, Inc.
          Morgan Stanley India Investment Fund, Inc.
          Morgan Stanley Eastern Europe Fund, Inc.
          Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
          Morgan Stanley High Yield Fund, Inc.
          Morgan Stanley Global Opportunity Bond Fund, Inc.
          Morgan Stanley Emerging Markets Debt Fund, Inc.
          The Malaysia Fund, Inc.
          The Latin American Discovery Fund, Inc.
          The Turkish Investment Fund, Inc.

     2.   The fee schedule for the Global Custody Agreement is hereby deleted and replaced with the fee schedule attached hereto.

     3.   For clarification, in Section 2.18 of the Global Custody Agreement,
          references to "Schedule 3" are replaced with "Schedule 2."

     4.   Schedules 1 and 2 to the Global Custody Agreement are hereby deleted and replaced with the schedules 1 and 2 attached hereto.

     IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

EACH OF THE FUNDS LISTED ON THE NEW ATTACHMENT A

Attest: /s/ Alice J. Gerstel            By: /s/ Ronald e. Robison
        -----------------------------       ------------------------------------
                                        Name: Ronald E. Robison
                                        Title: President and Principal
                                               Executive Officer

JP MORGAN CHASE BANK, N.A.

Attest: /s/ Jeffrey Oliveira            By: /s/ Mark M. Kucera
        -----------------------------       ------------------------------------
                                            Name: Mark M. Kucera
                                            Title: Vice President

          ATTACHMENT A

          Morgan Stanley FX Series Funds--
               The FX Alpha Portfolio
               The FX Alpha Plus Portfolio

          The Universal Institutional Funds, Inc.--
               Asian Equity Portfolio
               Balanced Portfolio
               Core Equity Portfolio
               Core Plus Fixed Income Portfolio
               Emerging Markets Debt Portfolio
               Emerging Markets Equity Portfolio
               Equity and Income Portfolio
               Equity Growth Portfolio
               Global Franchise Portfolio
               Global Real Estate Portfolio
               Global Value Equity Portfolio
               High Yield Portfolio
               International Fixed Income Portfolio
               International Growth Equity Portfolio
               International Magnum Portfolio
               Investment Grade Fixed Income Portfolio
               Mid Cap Growth Portfolio
               Multi-Asset Class Portfolio
               Small Company Growth Portfolio
               Targeted Duration Portfolio
               U.S. Mid-Cap Value Portfolio
               U.S. Real Estate Portfolio
               Value Portfolio

          Morgan Stanley Institutional Fund Inc.--
               Active International Allocation Portfolio
               Disciplined Large Cap Value Active Extension Portfolio
               Emerging Markets Debt Portfolio
               Emerging Markets Portfolio
               Focus Equity Portfolio
               Global Franchise Portfolio
               Global Real Estate Portfolio
               Global Value Equity Portfolio
               International Equity Portfolio
               International Growth Equity Portfolio
               International Magnum Portfolio
               International Real Estate Portfolio
               International Small Cap Portfolio
               Large Cap Relative Value Portfolio
               Small Company Growth Portfolio
               Systematic Active Large Cap Core Portfolio
               Systematic Active Small Cap Core Portfolio
               Systematic Active Small Cap Growth Portfolio

               Systematic Active Small Cap Value Portfolio
               Systematic Large Cap Core Active Extension Portfolio
               U.S. Large Cap Growth Portfolio
               U.S. Real Estate Portfolio

          Morgan Stanley Institutional Fund Trust--
               Advisory Global Fixed Income Portfolio
               Advisory Global Fixed Income Portfolio II
               Advisory Portfolio
               Advisory Portfolio--Series 1
               Advisory Portfolio--Series 2
               Balanced Portfolio
               Core Fixed Income Portfolio
               Core Plus Fixed Income Portfolio
               Equities Plus Portfolio
               High Yield Portfolio
               Intermediate Duration Portfolio
               International Fixed Income Portfolio
               Investment Grade Fixed Income Portfolio
               Limited Duration Portfolio
               Long Duration Fixed Income Portfolio
               Mid Cap Growth Portfolio
               Municipal Portfolio
               U.S. Mid Cap Value Portfolio
               U.S. Small Cap Value Portfolio
               Value Portfolio
          Morgan Stanley European Equity Fund
          Morgan Stanley Global Dividend Growth Fund,
          Morgan Stanley International Fund
          Morgan Stanley International Small Cap Fund
          Morgan Stanley International Value Equity Fund
          Morgan Stanley Japan Fund
          Morgan Stanley Pacific Growth Fund
          Morgan Stanley Technology Fund
          Morgan Stanley Variable Investment Series-
               European Equity Portfolio
               Global Dividend Growth Portfolio
          Morgan Stanley Asia-Pacific Fund, Inc.
          Morgan Stanley Emerging Markets Fund, Inc.
          Morgan Stanley India Investment Fund, Inc.
          Morgan Stanley Eastern Europe Fund, Inc.
          Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
          Morgan Stanley High Yield Fund, Inc.
          Morgan Stanley Global Opportunity Bond Fund, Inc.
          Morgan Stanley Emerging Markets Debt Fund, Inc.
          The Malaysia Fund, Inc.
          The Latin American Discovery Fund, Inc.
          The Turkish Investment Fund, Inc.

                                                                      SCHEDULE 1

                                                          AGENT AND CASH NETWORK

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

ARGENTINA              HSBC Bank Argentina S.A.                        HSBC Bank Argentina S.A.
                       Florida 201, 7th Floor                          Buenos Aires
                       1005 Buenos Aires
                       ARGENTINA

AUSTRALIA              JPMorgan Chase Bank, N.A.**                     Australia and New Zealand Banking Group Ltd.
                       Level 37                                        Melbourne
                       AAP Center 259, George Street
                       Sydney NSW 2000
                       AUSTRALIA

AUSTRIA                Bank Austria Creditanstalt AG                   J.P. Morgan AG
                       Julius Tandler Platz - 3                        Frankfurt
                       A-1090 Vienna
                       AUSTRIA

BAHRAIN                HSBC Bank Middle East Limited                   National Bank of Bahrain
                       1st Floor, Building No 2505, Road No 2832       Manama
                       Al Seef 428
                       BAHRAIN

BANGLADESH             Standard Chartered Bank                         Standard Chartered Bank
                       18-20 Motijheel C.A                             Dhaka
                       Box 536
                       Dhaka-1000
                       BANGLADESH

BELGIUM                Fortis Bank (Nederland) N.V.                    J.P. Morgan AG
                       Rokin 55                                        Frankfurt
                       1012KK Amsterdam
                       THE NETHERLANDS

BERMUDA                The Bank of Bermuda Limited                     The Bank of Bermuda Limited
                       6 Front Street                                  Hamilton
                       Hamilton HMDX
                       BERMUDA

BOTSWANA               Barclays Bank of Botswana Limited               Barclays Bank of Botswana Limited
                       Barclays House, Khama Crescent                  Gaborone
                       Gaborone
                       BOTSWANA

BRAZIL                 HSBC Bank Brasil S.A. Banco Multiplo            HSBC Bank Brasil S.A. Banco Multiplo
                       Avenida Brigadeiro Faria Lima 3064, 2nd Floor   Sao Paulo
                       Sao Paulo, SP 01451-000
                       BRAZIL

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

BULGARIA               ING Bank N.V.                                   ING Bank N.V.
                       Sofia Branch                                    Sofia
                       12 Emil Bersinski Street
                       Ivan Vazov Region
                       1408 Sofia
                       BULGARIA

CANADA                 Canadian Imperial Bank of Commerce              Royal Bank of Canada
                       Commerce Court West                             Toronto
                       Security Level
                       Toronto, Ontario M5L 1G9
                       CANADA

                       Royal Bank of Canada                            Royal Bank of Canada
                       200 Bay Street, Suite 1500                      Toronto
                       15th Floor
                       Royal Bank Plaza, North Tower
                       Toronto Ontario M5J 2J5
                       CANADA

CHILE                  Citibank, N.A.                                  Citibank, N.A
                       Av. Andres Bello 2687 5th Floor                 Santiago
                       Las Condes
                       Santiago
                       CHILE

CHINA - SHANGHAI       HSBC Bank (China) Company Limited               JPMorgan Chase Bank, N.A.
                       35/F, HSBC Tower                                New York (for B-Share Market)
                       1000 Lujiazui Ring Road
                       Pudong                                          HSBC Bank (China) Company Limited
                       Shanghai 200120                                 Shanghai (for A-Share Market)
                       THE PEOPLE'S REPUBLIC OF CHINA

CHINA - SHENZHEN       HSBC Bank (China) Company Limited               JPMorgan Chase Bank, N.A.
                       35/F, HSBC Tower                                Hong Kong (for B-Share Market)
                       1000 Lujiazui Ring Road
                       Pudong                                          HSBC Bank (China) Company Limited
                       Shanghai 200120                                 Shanghai (for A-Share Market)
                       THE PEOPLE'S REPUBLIC OF CHINA

COLOMBIA               Santander Investment Trust Colombia S.A.        Santander Investment Trust Colombia S.A.
                       Calle 12, No. 7-32, Piso 3                      Bogota
                       Bogota
                       COLOMBIA

CROATIA                Privredna banka Zagreb d.d.                     Privredna banka Zagreb d.d.
                       Savska c.28                                     Zagreb
                       10000 Zagreb
                       CROATIA

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

CYPRUS                 Marfin Popular Bank Public Company Ltd.         Marfin Popular Bank Public Company Ltd.
                       154 Limassol Avenue                             Nicosia
                       P.O. Box 22032
                       CY-1598 Nicosia
                       CYPRUS

CZECH REPUBLIC         HVB Bank Czech Republic a.s.                    Ceskoslovenska obchodni banka, a.s.
                       Revolucni 7                                     Prague
                       110 05 Prague 1
                       CZECH REPUBLIC

DENMARK                Danske Bank A/S                                 Nordea Bank Danmark A/S
                       2-12 Holmens Kanal                              Copenhagen
                       DK 1092 Copenhagen K
                       DENMARK

EGYPT                  Citibank, N.A.                                  Citibank, N.A.
                       4 Ahmed Pasha Street                            Cairo
                       Garden City
                       Cairo
                       EGYPT

ESTONIA                Hansabank                                       Esti Uhispank
                       Liivalaia 8                                     Tallinn
                       EE0001 Tallinn
                       ESTONIA

FINLAND                Skandinaviska Enskilda Banken AB (publ)         J.P. Morgan AG
                       Unioninkatu 30                                  Frankfurt
                       FIN-00101 Helsinki
                       FINLAND

FRANCE                 BNP Paribas Securities Services S.A.            J.P. Morgan AG
                       Ref 256                                         Frankfurt
                       BP 141
                       3, Rue D'Antin
                       75078 Paris
                       Cedex 02
                       FRANCE

                       Societe Generale                                J.P. Morgan AG
                       50 Boulevard Haussman                           Frankfurt
                       75009 Paris
                       FRANCE

GERMANY                Deutsche Bank AG                                J.P. Morgan AG
                       Alfred-Herrhausen-Allee 16-24                   Frankfurt
                       D-65760 Eschborn
                       GERMANY

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

                       J.P. Morgan AG#**                               J.P. Morgan AG
                       Junghofstrasse 14                               Frankfurt
                       60311 Frankfurt am Main
                       GERMANY
                       # For local German custody clients only.

GHANA                  Barclays Bank of Ghana Limited                  Barclays Bank of Ghana Limited
                       Barclays House, High Street                     Accra
                       Accra
                       GHANA

GREECE                 HSBC Bank plc                                   J.P. Morgan AG
                       Messogion 109-111                               Frankfurt
                       11526 Athens
                       GREECE

HONG KONG              The Hongkong and Shanghai Banking               JPMorgan Chase Bank, N.A.
                       Corporation Limited                             Hong Kong
                       36th Floor, Sun Hung Kai Centre
                       30 Harbour Road
                       Wan Chai
                       HONG KONG

HUNGARY                Deutsche Bank Zrt.                              ING Bank Rt.
                       Hold utca 27                                    Budapest
                       H-1054 Budapest
                       HUNGARY

ICELAND                Glitnir banki hf.                               Glitnir banki hf.
                       Kirkjusandur 2                                  Reykjavik
                       155 Reykjavik
                       ICELAND

INDIA                  The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                       Corporation Limited                             Corporation Limited
                       Sudam Kalu Ahire Marg,                          Mumbai
                       Worli Mumbai 400 030
                       INDIA

                       Standard Chartered Bank                         Standard Chartered Bank
                       23-25 Mahatma Ghandi Road                       Mumbai
                       Mumbai 400 001
                       INDIA

INDONESIA              The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                       Corporation Limited                             Corporation Limited
                       Menara Mulia 19th Floor                         Jakarta
                       Jalan Jendral Gatot Subroto Kav 9-11
                       Jakarta 12930
                       INDONESIA

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

IRELAND                Bank of Ireland                                 J.P. Morgan AG
                       New Century House                               Frankfurt
                       Mayor Street Lower
                       International Financial Services Centre
                       Dublin 1
                       IRELAND

ISRAEL                 Bank Leumi le-Israel B.M.                       Bank Leumi le-Israel B.M.
                       35, Yehuda Halevi Street                        Tel Aviv
                       61000 Tel Aviv
                       ISRAEL

ITALY                  Intesa Sanpaolo S.p.A.                          J.P. Morgan AG
                       6, Piazza della Scala                           Frankfurt
                       20121 Milan
                       ITALY

*IVORY COAST*          Societe Generale de Banques en Cote d'Ivoire    Societe Generale
                       5 et 7, Avenue J. Anoma - 01 B.P. 1355          Paris
                       Abidjan 01
                       IVORY COAST

*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER
INFORMATION.*

*JAMAICA*              FirstCaribbean International Securities         FirstCaribbean International Securities
                       Limited                                         Limited
                       23-27 Knutsford Blvd.                           Kingston
                       Kingston 10
                       JAMAICA

*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER
INFORMATION.*

JAPAN                  Mizuho Corporate Bank, Limited                  JPMorgan Chase Bank, N.A.
                       6-7 Nihonbashi-Kabutocho                        Tokyo
                       Chuo-Ku
                       Tokyo 103
                       JAPAN

                       The Bank of Tokyo-Mitsubishi UFJ, Limited       JPMorgan Chase Bank, N.A.
                       3-2 Nihombashi Hongkucho 1-chome                Tokyo
                       Chuo-ku
                       Tokyo 103
                       JAPAN

JORDAN                 HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                       1st Floor                                       Amman
                       5th Circle
                       Western Amman
                       JORDAN

KAZAKHSTAN             SB HSBC Bank Kazakhstan JSC                     SB HSBC Bank Kazakhstan JSC
                       43 Dostyk Avenue                                Almaty
                       Almaty  050010
                       KAZAKHSTAN

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

KENYA                  Barclays Bank of Kenya Limited                  Barclays Bank of Kenya Limited
                       c/o Barclaytrust Investment Services &          Nairobi
                       Limited
                       Mezzanine 3, Barclays Plaza, Loita Street
                       Nairobi
                       KENYA

KUWAIT                 HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                       G/1/2 Floors                                    Safat
                       Kharafi Tower, Qibla Area
                       Osama Bin Munkez Street
                       Safat 13017
                       KUWAIT

LATVIA                 Hansabanka                                      Hansabanka
                       Balasta dambis 1a                               Riga
                       Riga, LV-1048
                       LATVIA

LEBANON                HSBC Bank Middle East Limited                   JPMorgan Chase Bank, N.A.
                       HSBC Main Building                              New York
                       Riad El Solh, P.O. Box 11-1380
                       1107-2080 Beirut
                       LEBANON

LITHUANIA              SEB Vilniaus Bankas                             SEB Vilniaus Bankas
                       12 Gedimino pr.                                 Vilnius
                       LT 2600 Vilnius
                       LITHUANIA

LUXEMBOURG             Fortis Banque Luxembourg S.A.                   J.P. Morgan AG
                       50 Avenue J.F. Kennedy                          Frankfurt
                       L-2951
                       LUXEMBOURG

MALAYSIA               HSBC Bank Malaysia Berhad                       HSBC Bank Malaysia Berhad
                       2 Leboh Ampang                                  Kuala Lumpur
                       50100 Kuala Lumpur
                       MALAYSIA

MALTA                  HSBC Bank Malta p.l.c.                          HSBC Bank Malta p.l.c.
                       233 Republic Street                             Valletta
                       Valletta VLT 05
                       MALTA

MAURITIUS              The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                       Corporation Limited                             Corporation Limited
                       5/F Les Cascades Building                       Port Louis
                       Edith Cavell Street
                       Port Louis
                       MAURITIUS

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

MEXICO                 Banco Nacional de Mexico, S.A.                  BBVA Bancomer, S.A.
                       Act. Roberto Medellin No. 800 3er Piso Norte    Mexico, D.F.
                       Colonia Santa Fe
                       01210 Mexico, D.F.
                       MEXICO

MOROCCO                Attijariwafa Bank S.A.                          Attijariwafa Bank S.A.
                       163 avenue Hassan II                            Casablanca
                       Casablanca 20000
                       MOROCCO

NAMIBIA                Standard Bank Namibia Limited                   Standard Bank of Namibia Limited
                       Mutual Platz                                    Windhoek
                       Cnr. Stroebel and Post Streets
                       P.O.Box 3327
                       Windhoek
                       NAMIBIA

NETHERLANDS            KAS Bank N.V.                                   J.P. Morgan AG
                       Spuistraat 172                                  Frankfurt
                       1012 VT Amsterdam
                       NETHERLANDS

NEW ZEALAND            National Australia Bank Limited                 Westpac Banking Corporation
                       National Nominees Limited                       Wellington
                       Level 2 BNZ Tower
                       125 Queen Street
                       Auckland
                       NEW ZEALAND

*NIGERIA*              Stanbic Bank Nigeria Limited                    The Standard Bank of South Africa Limited
                       Plot 688                                        Johannesburg
                       Amodu Tijani Street
                       Victoria Island
                       Lagos
                       NIGERIA

*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*

NORWAY                 DnB NOR Bank ASA                                Nordea Bank Norge ASA
                       Stranden 21                                     Oslo
                       PO Box 1171 Sentrum
                       N-0107 Oslo
                       NORWAY

OMAN                   HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                       Bait Al Falaj Main Office                       Ruwi
                       Ruwi PC 112
                       OMAN

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

PAKISTAN               Standard Chartered Bank (Pakistan) Limited      Standard Chartered Bank (Pakistan) Limited
                       Box 4896                                        Karachi
                       Ismail Ibrahim Chundrigar Road
                       Karachi 74000
                       PAKISTAN

PANAMA                 HSBC Bank (Panama) S.A.                         HSBC Bank (Panama) S.A.
                       Plaza HSBC Building, 9th Floor                  Panama City
                       Aquilino de la Guardia Street and 47th Street
                       Panama City
                       PANAMA

PERU                   Citibank del Peru S.A.                          Banco de Credito del Peru
                       Camino Real 457                                 Lima
                       Torre Real - 5th Floor
                       San Isidro, Lima 27
                       PERU

PHILIPPINES            The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                       Corporation Limited                             Corporation Limited
                       30/F Discovery Suites                           Manila
                       25 ADB Avenue
                       Ortigas Center
                       Pasig City, Manila
                       PHILIPPINES

POLAND                 Bank Handlowy w. Warszawie S.A.                 Bank Rozwoju Eksportu S.A.
                       ul. Senatorska 16                               Warsaw
                       00-923 Warsaw 55
                       POLAND

PORTUGAL               Banco Espirito Santo, S.A                       J.P. Morgan AG
                       7th floor                                       Frankfurt
                       Rua Castilho, 26
                       1250-069 Lisbon
                       PORTUGAL

QATAR                  HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                       810 Abdulla Bin Jassim Street                   Doha
                       P. O. Box 57
                       Doha
                       QATAR

ROMANIA                ING Bank N.V.                                   ING Bank N.V.
                       13-15 Kiseleff Avenue                           Bucharest
                       011342 Bucharest 1
                       ROMANIA

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

*RUSSIA*               J.P. Morgan Bank International**                JPMorgan Chase Bank, N.A.
                       (Limited Liability Company)                     New York
                       Building 2/1, 8th floor                         A/C JPMorgan Chase Bank London (USD NOSTRO
                       Paveletskaya Square                             Account)
                       113054 Moscow
                       RUSSIA

                       ING Bank (Eurasia) ZAO                          JPMorgan Chase Bank, N.A.
                       (Closed Joint Stock Company)                    New York
                       36 Krasnoproletarskaya ulitsa                   A/C JPMorgan Chase Bank London (USD NOSTRO
                       127473 Moscow                                   Account)
                       RUSSIA

*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*

SAUDI ARABIA           The Saudi British Bank                          The Saudi British Bank
                       P.O. Box 9084                                   Riyadh
                       Riyadh 11413
                       SAUDIA ARABIA

SERBIA                 UniCredit Bank Srbija a.d.                      UniCredit Bank Srbija a.d.
                       Rajiceva 27-29                                  Belgrade
                       11000 Belgrade
                       SERBIA AND MONTENEGRO

SINGAPORE              DBS Bank Ltd.                                   Oversea-Chinese Banking Corporation
                       180 Clemenceau Avenue #03-01                    Singapore
                       Haw Par Centre
                       239922
                       SINGAPORE

SLOVAK REPUBLIC        UniCredit Bank Slovakia a.s.                    Vseobecno Uverova Banka S.A.
                       Mostova 6                                       Bratislava
                       SK-814 16 Bratislava
                       SLOVAK REPUBLIC

SLOVENIA               Bank Austria Creditanstalt d.d. Ljubljana       J.P. Morgan AG
                       Smartinska 140                                  Frankfurt
                       SI-1000 Ljubljana
                       SLOVENIA

SOUTH AFRICA           FirstRand Bank Limited                          The Standard Bank of South Africa Limited
                       1 Mezzanine Floor, 3 First Place, Bank City     Johannesburg
                       Cnr Simmonds and Jeppe Streets
                       Johannesburg 2001
                       SOUTH AFRICA

SOUTH KOREA            Standard Chartered First Bank Korea Limited     Standard Chartered First Bank Korea Limited
                       100 KongPyung-dong ChongRo-Gu                   Seoul
                       Seoul 110-702
                       SOUTH KOREA

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

SPAIN                  Santander Investment, S.A.                      J.P. Morgan AG
                       Ciudad Grupo Santander                          Frankfurt
                       Avenida de Cantabria, s/n
                       Edificio Ecinar, planta baja
                       Boadilla del Monte
                       28660 Madrid
                       SPAIN

SRI LANKA              The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                       Corporation Limited                             Corporation Limited
                       24 Sir Baron Jayatillaka Mawatha                Colombo
                       Colombo 1
                       SRI LANKA

SWEDEN                 Skandinaviska Enskilda Banken AB (publ)         Svenska Handelsbanken
                       Sergels Torg 2                                  Stockholm
                       SE-106 40 Stockholm
                       SWEDEN

SWITZERLAND            UBS AG                                          UBS AG
                       45 Bahnhofstrasse                               Zurich
                       8021 Zurich
                       SWITZERLAND

TAIWAN                 JPMorgan Chase Bank, N.A.**                     JPMorgan Chase Bank, N.A.
                       8th Floor, Cathay Xin Yi Trading Building       Taipei
                       No. 108, Section 5, Hsin  Yi Road
                       Taipei 110
                       TAIWAN

THAILAND               Standard Chartered Bank (Thai) Public Company   Standard Chartered Bank (Thai) Public Company
                       Limited                                         Limited
                       14th Floor, Zone B                              Bangkok
                       Sathorn Nakorn Tower
                       100 North Sathorn Road Bangrak
                       Bangkok 10500
                       THAILAND

TUNISIA                Banque Internationale Arabe de Tunisie, S.A.    Banque Internationale Arabe de Tunisie, S.A.
                       70-72 Avenue Habib Bourguiba                    Tunis
                       P.O. Box 520
                       1080 Tunis Cedex
                       TUNISIA

TURKEY                 Citibank A.S.                                   JPMorgan Chase Bank, N.A.
                       Turkiye Main Branch                             Istanbul
                       Buyukdere Cad. No:100
                       80280 Esentepe
                       Istanbul
                       TURKEY

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

*UKRAINE*              ING Bank Ukraine                                JPMorgan Chase Bank, N.A.
                       30-A Spaska Street                              New York
                       04070 Kiev                                      A/C JPMorgan Chase Bank London (USD NOSTRO
                       UKRAINE                                         Account)

*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*

UNITED ARAB EMIRATES   HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                       Level 4, Precinct Building 4, Unit 5            Abu Dhabi
                       Gate District
                       P.O. Box 506553
                       Dubai
                       UNITED ARAB EMIRATES

UNITED KINGDOM.        JPMorgan Chase Bank, N.A.**                     National Westminster Bank
                       1 Tallis Street                                 London
                       London EC4Y 5AJ
                       UNITED KINGDOM

                       Deutsche Bank AG                                Varies by currency
                       The Depository and Clearing Centre
                       Lower Ground Floor
                       27 Leadenhall Street
                       London EC3A 1AA
                       UNITED KINGDOM

UNITED STATES          JPMorgan Chase Bank, N.A.**                     JPMorgan Chase Bank, N.A.
                       4 New York Plaza                                New York
                       New York
                       NY 10004
                       U.S.A.

URUGUAY                BankBoston, N.A.                                BankBoston, N.A
                       Zabala 1463                                     Montevideo.
                       Montevideo
                       URUGUAY

VENEZUELA              Citibank, N.A.                                  Citibank, N.A.
                       Centro Comercial El Recreo                      Caracas
                       Torre Norte, Piso 20
                       Avda. Casanora, Sabana Grande
                       Caracas 1050 D.C.
                       VENEZUELA

VIETNAM                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                       Corporation Limited                             Corporation Limited
                       75 Pham Hong Thai, District 1                   Ho Chi Minh City
                       Ho Chi Minh City
                       VIETNAM

ZAMBIA                 Barclays Bank Zambia Plc                        Barclays Bank Zambia Plc
                       Kafue House, Cairo Road                         Lusaka
                       Lusaka
                       ZAMBIA

COUNTRY                SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
--------------------   ---------------------------------------------   --------------------------------------------

ZIMBABWE               Barclays Bank of Zimbabwe Limited               Barclays Bank of Zimbabwe Limited
                       Corporate Centre                                Harare
                       1st Floor, Eastern Wing
                       Birmingham Road, Cnr. Paisley Road
                       Harare
                       ZIMBABWE

                                                                      SCHEDULE 2
                                                         SECURITIES DEPOSITORIES

COUNTRY                DEPOSITORY                                      INSTRUMENTS
--------------------   ---------------------------------------------   ---------------------------------------------

ARGENTINA              CVSA                                            Equity, Corporate Debt, Government Debt
                       (Caja de Valores S.A.)

                       CRYL                                            Government Debt
                       (Central de Registration y Liquidacion de
                       Instrumentos de Endeudamiento Publico)

AUSTRALIA              Austraclear Limited                             Corporate Debt, Money Market, Government Debt
                                                                       and Semi-Government Debt

                       CHESS                                           Equity
                       (Clearing House Electronic Sub-register
                       System)

AUSTRIA                OeKB                                            Equity, Corporate Debt, Government Debt
                       (Oesterreichische Kontrollbank AG)

BAHRAIN                CSDR                                            Equity
                       (Clearing, Settlement, Central Depository
                       and Registry System)

BANGLADESH             CDBL                                            Equity, Government Debt
                       (Central Depository Bangladesh Limited)

BELGIUM                Euroclear Belgium                               Equity, Corporate Debt

                       NBB                                             Corporate Debt, Government Debt
                       (National Bank of Belgium)

BERMUDA                BSD                                             Equity
                       (Bermuda Securities Depository)

BRAZIL                 CBLC                                            Equity
                       (Companhia Brasileira de Liquidacao e
                       Custodia)

                       CETIP                                           Corporate Debt
                       (Central de Custodia e de Liquidacao
                       Financiera de Titulos Privados)

                       SELIC                                           Government Debt
                       (Sistema Especial de Liquidacao e Custodia)

BULGARIA               BNB                                             Government Debt
                       (Bulgaria National Bank)

                       CDAD                                            Equity, Corporate Debt
                       (Central Depository A.D.)

COUNTRY                DEPOSITORY                                      INSTRUMENTS
--------------------   ---------------------------------------------   ---------------------------------------------

CANADA                 CDS                                             Equity, Corporate, Government Debt
                       (The Canadian Depository for Securities
                       Limited)

CHILE                  DCV                                             Equity, Corporate Debt, Government Debt
                       (Deposito Central de Valores S.A.)

CHINA, SHANGHAI        CSDCC, Shanghai Branch                          Equity
                       (China Securities Depository and Clearing
                       Corporation Limited, Shanghai Branch)

CHINA, SHENZHEN        CSDCC, Shenzhen Branch                          Equity
                       (China Securities Depository and Clearing
                       Corporation Limited, Shenzhen Branch)

COLOMBIA               DCV                                             Government Debt
                       (Deposito Central de Valores)

                       DECEVAL                                         Equity, Corporate Debt, Government Debt
                       (Deposito Centralizado de Valores de
                       Colombia S.A.)

CROATIA                CDA                                             Equity, Corporate Debt, Government Debt
                       (Central Depository Agency Inc. - Stredisnja
                       depozitarna agencija d.d.)

CYPRUS                 CSD                                             Equity, Corporate Debt, Government Debt
                       (Central Securities Depository)

CZECH REPUBLIC         SCP                                             Equity, Corporate Debt, Government Debt
                       (Stredisko cennych papiru - Ceska republica)
                       CNB                                             Government Debt
                       (Czech National Bank)

DENMARK                VP                                              Equity, Corporate Debt, Government Debt
                       (Vaerdipapircentralen A/S)

EGYPT                  MCSD                                            Equity, Corporate Debt
                       (Misr for Clearing, Settlement and
                       Depository)

                       CBE                                             Government Debt
                       (Central Bank of Egypt)

ESTONIA                ECDS                                            Equity, Corporate Debt, Government Debt
                       (Estonian Central Depository for Securities
                       Limited - Eesti Vaatpaberite
                       Keskdepositoorium)

EUROMARKET             CBL                                             Internationally Traded Debt, Equity
                       (Clearstream Banking, S.A.)
                       Euroclear Bank S.A./N.V.                        Internationally Traded Debt, Equity

COUNTRY                DEPOSITORY                                      INSTRUMENTS
--------------------   ---------------------------------------------   ---------------------------------------------

FINLAND                APK                                             Equity, Corporate Debt, Government Debt
                       (Finnish Central Securities Depository
                       Limited)

FRANCE                 Euroclear France                                Equity, Corporate Debt, Government Debt

GERMANY                CBF                                             Equity, Corporate Debt, Government Debt
                       (Clearstream Banking AG)

GREECE                 CSD                                             Equity, Corporate Debt, Government Debt
                       (Central Securities Depository S.A.)

                       BoG                                             Government Debt
                       (Bank of Greece)

HONG KONG              HKSCC                                           Equity
                       (Hong Kong Securities Clearing Company
                       Limited)

                       CMU                                             Corporate Debt, Government Debt
                       (Central Moneymarkets Unit)

HUNGARY                KELER Zrt.                                      Equity, Corporate Debt, Government Debt
                       (Central Clearing House and Depository
                       (Budapest) Zrt. - Kozponti Elszamolohaz es
                       Ertektar (Budapest) Zrt.)

ICELAND                ISD                                             Equity, Corporate Debt, Government Debt
                       (The Islandic Securities Depository)

INDIA                  NSDL                                            Equity, Corporate Debt, Government Debt
                       (National Securities Depository Limited)

                       CDSL                                            Equity
                       (Central Depository Services (India) Limited)

                       RBI                                             Government Debt
                       (Reserve Bank of India)

INDONESIA              KSEI                                            Equity, Corporate Debt
                       (PT Kustodian Sentral Efek Indonesia)

                       Bank Indonesia                                  Government Debt

IRELAND                CREST                                           Equity, Corporate Debt
                       (CRESTCo Limited)

ISRAEL                 TECH                                            Equity, Corporate Debt, Government Debt
                       (Tel Aviv Stock Exchange Clearing House Ltd.)

ITALY                  Monte Titoli S.p.A.                             Equity, Corporate Debt, Government Debt

IVORY COAST            DC/BR                                           Equity
                       (Le Depositaire Central / Banque de
                       Reglement)

COUNTRY                DEPOSITORY                                      INSTRUMENTS
--------------------   ---------------------------------------------   ---------------------------------------------

JAMAICA                JCSD                                            Equity, Corporate Debt, Government Debt
                       (Jamaica Central Securities Depository)

JAPAN                  JASDEC                                          Equity, Convertible Debt
                       (Japan Securities Depository Center,
                       Incorporated)

                       BoJ                                             Registered Government Debt
                       (Bank of Japan)

                       JSSC                                            Foreign Securities
                       (Japan Securities Settlement and Custody,
                       Inc.)

JORDAN                 SDC                                             Equity, Corporate Debt
                       (Securities Depository Center)

KAZAKHSTAN             CSD                                             Equity
                       (Central Securities Depository CJSC)

KENYA                  CBCD                                            Government Debt
                       (Central Bank Central Depository)

                       CDSC                                            Equity, Corporate Debt
                       (Central Depository & Settlement Corporation
                       Limited)

KUWAIT                 KCC                                             Equity, Corporate Debt
                       (The Kuwait Clearing Company S.A.K.)

LATVIA                 LCD                                             Equity, Corporate Debt, Government Debt
                       (Latvian Central Depository)

LEBANON                Midclear S.A.L.                                 Equity
                       (Custodian and Clearing Center of Financial
                       Instruments for Lebanon and the Middle East
                       S.A.L.)

                       BDL                                             Government Debt
                       (Banque du Liban)

LITHUANIA              CSDL                                            Equity, Corporate Debt, Government Debt
                       (Central Securities Depository of Lithuania)

LUXEMBOURG             CBL                                             Equity
                       (Clearstream Banking, S.A.)

MALAYSIA               Bursa Depository                                Equity, Corporate Debt
                       (Bursa Malaysia Depository Sdn Bhd)

                       BNM                                             Government Debt
                       (Bank Negara Malaysia)

MALTA                  CSD                                             Equity, Corporate Debt, Government Debt
                       (The Central Securities Depository)

COUNTRY                DEPOSITORY                                      INSTRUMENTS
--------------------   ---------------------------------------------   ---------------------------------------------

MAURITIUS              CDS                                             Equity, Corporate Debt
                       (Central Depository and Settlement Company
                       Limited)

MEXICO                 INDEVAL                                         Equity, Corporate Debt, Government Debt
                       (S.D. INDEVAL S.A. de C.V.)

MOROCCO                Maroclear                                       Equity, Corporate Debt, Government Debt

NETHERLANDS            Euroclear Nederland                             Equity, Corporate Debt, Government Debt

NEW ZEALAND            NZCSD                                           Equity, Corporate Debt, Government Debt
                       (New Zealand Central Securities Depository)

NIGERIA                CSCS                                            Equity, Corporate Debt, Government Debt
                       (Central Securities Clearing System Limited)

NORWAY                 VPS                                             Equity, Corporate Debt, Government Debt
                       (Verdipapirsentralen ASA)

OMAN                   MDSRC                                           Equity, Corporate Debt
                       (The Muscat Depository and Securities
                       Registration Company, S.A.O.C.)

PAKISTAN               CDC                                             Equity, Corporate Debt
                       (Central Depository Company of Pakistan
                       Limited)

                       SBP                                             Government Debt
                       (State Bank of Pakistan)

PANAMA                 LATINCLEAR                                      Equity, Corporate Debt, Government Debt
                       (Central Latinoamericana de Valores, S.A.)

PERU                   CAVALI                                          Equity, Corporate Debt, Government Debt
                       (CAVALI ICLV S.A.)

PHILIPPINES            PDTC                                            Equity, Corporate Debt
                       (Philippine  Depository and Trust Corp.)

                       RoSS                                            Government Debt
                       (Bangko Sentral ng Pilipinas / Register of
                       Scripless Securities)

POLAND                 NDS                                             Equity, Long-Term Government Debt
                       (National Depository for Securities S.A.)

                       RPW                                             Short-Term Government Debt
                       (Registry of Securities)

PORTUGAL               INTERBOLSA                                      Equity, Corporate Debt, Government Debt
                       (Sociedade Gestora de Sistemas de Liquidacao
                       e de Sistemas Centralizados de Valores
                       Mobiliarios, S.A.)

COUNTRY                DEPOSITORY                                      INSTRUMENTS
--------------------   ---------------------------------------------   ---------------------------------------------

QATAR                  DSM                                             Equity
                       (Doha Securities Market)

ROMANIA                BSE                                             Equity
                       (Bucharest Stock Exchange)

                       NBR                                             Government Debt
                       (National Bank of Romania)

RUSSIA                 VTB                                             Government Debt (Ministry of Finance Bonds)
                       (Vneshtorgbank)

                       NDC                                             Corporate Debt, Government Debt (GKOs/OFZs)
                       (The National Depository Center)

SAUDI ARABIA           Tadawul                                         Equity

                       SAMA                                            Government Debt
                       (Saudi Arabian Monetary Authority)

SERBIA                 CSD                                             Equity, Corporate Debt, Government Debt
                       (Central Register and Central Depository for
                       Securities)

SINGAPORE              CDP                                             Equity, Corporate Debt
                       (The Central Depository (Pte) Limited)

                       MAS                                             Government Debt
                       (Monetary Authority of Singapore)

SLOVAK REPUBLIC        CSD                                             Equity, Corporate Debt, Government Debt
                       (Centralny depozitar cennych papierov SR,
                       a.s.)

                       NBS                                             Government Debt
                       (National Bank of Slovakia)

SLOVENIA               KDD                                             Equity, Corporate Debt, Government Debt
                       (Centralna klirinsko depotna druzba d.d.)

SOUTH AFRICA           Strate Central Securities Depository            Equity, Corporate Debt, Government Debt
                       (STRATE Ltd.)

SOUTH KOREA            KSD                                             Equity, Corporate Debt, Government Debt
                       (Korea Securities Depository)

SPAIN                  IBERCLEAR                                       Equity, Corporate Debt, Government Debt
                       (Sociedad de Gestion de los Sistemas de
                       Registro, Compensacion y Liquidacion de
                       Valores, S.A.)

SRI LANKA              CDS                                             Equity, Corporate Debt
                       (Central Depository System (Private) Limited)

SWEDEN                 VPC                                             Equity, Corporate Debt, Government Debt
                       (Vardepapperscentralen AB)

COUNTRY                DEPOSITORY                                      INSTRUMENTS
--------------------   ---------------------------------------------   ---------------------------------------------

SWITZERLAND            SIS                                             Equity, Corporate Debt, Government Debt
                       (SIS SegaInterSettle AG)

TAIWAN                 TDCC                                            Equity, Corporate Debt, Government Debt
                       (Taiwan Depository and Clearing Corporation)

THAILAND               TSD                                             Equity, Corporate Debt, Government Debt
                       (Thailand Securities Depository Company
                       Limited)

TUNISIA                STICODEVAM                                      Equity, Corporate Debt, Government Debt
                       (Societe Tunisienne Interprofessionnelle
                       pour la Compensation et le Depot des Valeurs
                       Mobilieres)

TURKEY                 Central Registry Agency                         Equity, Corporate Debt
                       (CRA)

                       CBoT                                            Government Debt
                       (Central Bank of Turkey)

UKRAINE                NBU                                             Government Debt
                       (National Bank of Ukraine)

                       MFS                                             Corporate Debt, Selected Equity
                       (Interregional Securities Union)

UNITED ARAB EMIRATES   DFM                                             Equity, Corporate Debt, Government Debt
                       (Dubai Financial Market Clearing House)

                       DIFX                                            Equity, Corporate Debt
                       (Dubai International Financial Exchange
                       Central Securities Depository and Registry)

UNITED KINGDOM         CREST                                           Equity, Corporate Debt, Government Debt
                       (CRESTCo Limited)

UNITED STATES          DTC                                             Equity, Corporate Debt
                       (The Depository Trust Company)

                       FRB                                             Government Debt, Mortgage Back Debt
                       (Federal Reserve Bank)

URUGUAY                BCU                                             Government Debt
                       (Banco Central del Uruguay)

VENEZUELA              BCV                                             Government Debt
                       (Banco Central de Venezuela)

                       CVV                                             Equity, Corporate Debt, Money Market
                       (Caja Venezolana de Valores, S.A.)

VIETNAM                VSD                                             Equity, Corporate Debt, Government Debt
                       (Vietnam Securities Depository)

COUNTRY                DEPOSITORY                                      INSTRUMENTS
--------------------   ---------------------------------------------   ---------------------------------------------

ZAMBIA                 CSD                                             Equity, Government Debt
                       (LuSE Central Shares Depository Limited)

                       BoZ                                             Government Debt
                       (Bank of Zambia)

--------------------------------------------------------------------------------

                             THE JPMORGAN CHASE BANK

                                  FEE SCHEDULE

                                       FOR

                                 MORGAN STANLEY
                         REGISTERED INVESTMENT COMPANIES

                           REVISED AS OCTOBER 1, 2006

--------------------------------------------------------------------------------

CUSTODY FEE SCHEDULE:

                        ASSET                                                              TIER
                       CHARGE   TRANSACTION                    TIER II                     III
MARKET                  (BPS)     CHARGES       THRESHOLD I     (BPS)     THRESHOLD II    (BPS)
--------------------   ------   -----------   --------------   -------   --------------   -----
                                   (US$)          (US$)*                      (US$)*

Argentina               20.00       75.00        150,000,000    17.00       187,500,000   13.60
Australia                1.50       30.00        650,000,000     1.20       812,500,000    0.90
Austria                  3.00       40.00        225,000,000     2.40       281,250,000    1.80
Bahrain                 40.00       85.00        100,000,000    34.00       125,000,000   27.20
Bangladesh              35.00       85.00        100,000,000    29.75       125,000,000   23.80
Belgium                  3.50       40.00        150,000,000     2.80       187,500,000    2.24
Bermuda                 18.00       55.00        100,000,000    15.30       125,000,000   12.24
Botswana                40.00       73.00        100,000,000    34.00       125,000,000   27.20
Brazil                  15.00       50.00        415,000,000    12.00       518,750,000    9.60
Bulgaria                35.00       75.00        100,000,000    29.75       125,000,000   23.80
Canada                   1.50       20.00        150,000,000     1.28       187,500,000    1.02
Chile                   22.00       50.00        100,000,000    18.70       125,000,000   14.96
China                   20.00       50.00        100,000,000    17.00       125,000,000   13.60
Colombia                40.00       85.00        100,000,000    34.00       125,000,000   27.20
Costa Rica              35.00       55.00        100,000,000    29.75       125,000,000   23.80
Croatia                 40.00       75.00        100,000,000    34.00       125,000,000   27.20
Cyprus                  25.00       55.00        100,000,000    21.25       125,000,000   17.00
Czech Republic          22.50       55.00        150,000,000    18.00       187,500,000   14.40
Denmark                  2.15       35.00        150,000,000     1.61       187,500,000    1.21
Ecuador                 45.00       55.00        100,000,000    38.25       125,000,000   30.60
Egypt                   30.00       50.00        100,000,000    25.50       125,000,000   20.40
Estonia                 34.00       75.00        100,000,000    28.90       125,000,000   23.12
Euro CDs                 1.50       15.00        100,000,000     1.20       125,000,000    0.96
Euroclear                1.25       15.00      6,450,000,000     1.00     8,062,500,000    0.80
Finland                  3.50       35.00        230,000,000     2.63       287,500,000    1.97
France                   1.75       25.00      2,285,000,000     1.40     2,856,250,000    1.12
Germany                  1.50       25.00      1,575,000,000     1.20     1,968,750,000    0.96
Ghana                   40.00       80.00        100,000,000    34.00       125,000,000   27.20
Greece                  20.00       40.00        150,000,000    17.00       187,500,000   13.60
Hong Kong                3.00       40.00      1,250,000,000     2.40     1,562,500,000    1.92
Hungary                 25.00       55.00        150,000,000    20.00       187,500,000   15.00
Iceland                 20.00       55.00        100,000,000    17.00       125,000,000   13.60
India                   16.00       45.00      1,470,000,000    13.60     1,837,500,000   10.88
Indonesia               10.00       60.00        150,000,000     8.00       187,500,000    6.00
Ireland                  1.25       17.50        205,000,000     1.06       256,250,000    0.85
Israel                  25.00       50.00        150,000,000    20.00       187,500,000   16.00
Italy                    3.50       30.00        445,000,000     2.98       556,250,000    2.38
Ivory Coast             45.00       85.00        100,000,000    38.25       125,000,000   30.60
Jamaica                 11.00       70.00        100,000,000     9.35       125,000,000    7.48
Japan                    1.35       18.00      5,550,000,000     1.15     6,937,500,000    0.92
Jersey                  35.00       85.00        100,000,000    29.75       125,000,000   23.80

                        ASSET                                                              TIER
                       CHARGE   TRANSACTION                    TIER II                     III
MARKET                  (BPS)     CHARGES       THRESHOLD I     (BPS)     THRESHOLD II    (BPS)
--------------------   ------   -----------   --------------   -------   --------------   -----

Jordan                  30.00       90.00        150,000,000    25.50       187,500,000   20.40
Kazakhstan              45.00       85.00        100,000,000    38.25       125,000,000   30.60
Kenya                   40.00       82.00        100,000,000    34.00       125,000,000   27.20
Korea                   10.50       30.00      1,000,000,000     8.93     1,250,000,000    7.14
Latvia                  30.00       55.00        100,000,000    25.50       125,000,000   20.40
Lebanon                 40.00       85.00        100,000,000    34.00       125,000,000   27.20
Lithuania               30.00       57.50        100,000,000    25.50       125,000,000   20.40
Luxembourg               3.50       40.00        100,000,000     2.80       125,000,000    2.24
Malaysia                 7.00       45.00        150,000,000     6.30       187,500,000    5.67
Malta                   30.00       57.50        100,000,000    25.50       125,000,000   20.40
Mauritius               40.00       85.00        100,000,000    34.00       125,000,000   27.20
Mexico                   5.50       35.00        385,000,000     4.40       481,250,000    3.30
Morocco                 30.00       90.00        150,000,000    27.00       187,500,000   24.30
Namibia                 40.00       85.00        100,000,000    34.00       125,000,000   27.20
Nepal                   40.00       85.00        100,000,000    34.00       125,000,000   27.20
Netherlands              3.00       25.00      1,665,000,000     2.55     2,081,250,000    2.04
New Zealand              2.00       35.00        185,000,000     1.60       231,250,000    1.28
Nigeria                 45.00       85.00        100,000,000    38.25       125,000,000   30.60
Norway                   3.75       35.00        150,000,000     3.00       187,500,000    2.25
Oman                    45.00      100.00        150,000,000    38.25       187,500,000   30.60
Pakistan                30.00       85.00        150,000,000    25.50       187,500,000   20.40
Peru                    35.00       85.00        100,000,000    29.75       125,000,000   23.80
Philippines             15.00       60.00        150,000,000    12.75       187,500,000   10.20
Poland                  25.00       65.00        280,000,000    20.00       350,000,000   16.00
Portugal                12.00       45.00        150,000,000    10.20       187,500,000    8.16
Romania                 40.00       80.00        100,000,000    34.00       125,000,000   27.20
Russia                  22.00       75.00        150,000,000    18.70       187,500,000   14.96
Singapore                4.00       45.00        445,000,000     3.20       556,250,000    2.40
Slovakia                35.00       85.00        100,000,000    29.75       125,000,000   23.80
Slovenia                30.00       75.00        150,000,000    25.50       187,500,000   20.40
South Africa             4.50       30.00        730,000,000     3.60       912,500,000    2.70
Spain                    4.25       40.00        600,000,000     3.40       750,000,000    2.55
Sri Lanka               20.00       55.00        100,000,000    17.00       125,000,000   13.60
Swaziland               40.00       85.00        100,000,000    34.00       125,000,000   27.20
Sweden                   3.50       30.00        600,000,000     2.98       750,000,000    2.23
Switzerland              3.25       30.00      1,525,000,000     2.76     1,906,250,000    2.21
Taiwan                  13.00       70.00        683,000,000    11.70       853,750,000   10.53
Thailand                12.00       45.00        175,000,000    10.20       218,750,000    8.16
Tunisia                 40.00       50.00        150,000,000    34.00       187,500,000   27.20
Turkey                  12.50       50.00        465,000,000    10.63       581,250,000    8.50
Ukraine                 45.00       85.00        100,000,000    38.25       125,000,000   30.60
United Arab Emirites    45.00       85.00        100,000,000    38.25       125,000,000   30.60
United Kingdom           1.25       17.50      6,750,000,000     1.06     8,437,500,000    0.85

                        ASSET                                                              TIER
                       CHARGE   TRANSACTION                    TIER II                     III
MARKET                  (BPS)     CHARGES       THRESHOLD I     (BPS)     THRESHOLD II    (BPS)
--------------------   ------   -----------   --------------   -------   --------------   -----

United States            0.20        4.50     40,000,000,000     0.15    80,000,000,000    0.10
Uruguay                 40.00       85.00        100,000,000    34.00       125,000,000   27.20
Venezuela               35.00       85.00        100,000,000    29.75       125,000,000   23.80
Vietnam                 40.00       85.00        100,000,000    34.00       125,000,000   27.20
Zambia                  40.00       80.00        100,000,000    34.00       125,000,000   27.20
Zimbabwe                35.00       70.00        100,000,000    29.75       125,000,000   23.80

*    Asset charges will be applied to the aggregate level of Morgan Stanley assets with JPMorgan.

MISCELLANEOUS FEES & OUT OF POCKET EXPENSES:

Cash Movements  $ 6 for USD settlements
                $15 for non USD settlements

Registration/Transfer fees, Mauritius cash account administration and transfer charges, Stamp taxes/duties and any other out of pocket costs will be recharged to the Funds at cost, where incurred by JPMorgan.

NSDL India pass through charges for transactions will be absorbed by JPMorgan.

EARNINGS CREDITS:

Credits will be paid to the Funds at a rate based on the 90-Day Treasury bill rate less 1% on daily positive balances. All interest is paid after a 10%
Federal Reserve requirement is deducted from the balances. The credits earned are cumulative throughout JPMorgan Chase Bank's fiscal year. At the beginning of the new fiscal year, earnings credit balances are reset to zero.

OVERDRAFT RATES:

Overdraft charges paid by the Funds will be calculated using the Federal Funds rate plus 50 basis points on daily negative balances.

CLASS ACTION SERVICES:

Includes determing account eligibility, filing, processing rejected items, and monitoring and processing recoveries.

Flat fee of $500 per filing paid once claim is filed.

OTHER  FEES:

o    Settlement of physical securities - $40

o    Global Proxy Services per fund per vote executed

     o    USA free of charge

     o    All other countries $15

NOTES:

     All new business will be separately negotiated. The Adviser shall contact its relationship manager if it plans to trade in new countries (i.e.
     countries that are not on the Fee Schedule). If the Adviser's relationship manager is not notified ahead of time, the relevant Fund will be charged at the Chase generic rate for each respective new country.

[JPMorgan LOGO]

                            GLOBAL CUSTODY AGREEMENT

                                     BETWEEN

                    EACH OF THE FUNDS LISTED ON ATTACHMENT A

                                       AND

                            JPMORGAN CHASE BANK, N.A.

                                                                  April 12, 2007

                            GLOBAL CUSTODY AGREEMENT

     This Agreement, dated April 12, 2007, is between JPMORGAN CHASE BANK, N.A.
("BANK") with a place of business at 3 Chase Metrotech Center, Brooklyn, New
York, 11245; and each Fund listed on Attachment A (each, a "CUSTOMER") with a place of business at 1221 Avenue of the Americas, New York, New York 10020.

                    1. INTENTION OF THE PARTIES; DEFINITIONS

1.1 INTENTION OF THE PARTIES

     (a) This Agreement sets out the terms governing custodial, settlement and certain other associated services offered by Bank to Customer. Bank will be responsible for the performance of only those Securities custody duties that are set forth in this Agreement. Customer acknowledges that Bank is not providing any legal, tax or investment advice in connection with the services hereunder.

     (b) Investing in foreign markets may be a risky enterprise. The holding of
Financial Assets and cash in foreign jurisdictions may involve risks of loss or other special considerations. Bank will not be liable for any loss to the extent that such loss results from the general risks of investing or Country Risk.

     (c) This Agreement when executed by each Customer shall constitute separate terms and conditions between Bank and each Customer.

1.2 DEFINITIONS.

     (a) As used herein, the following terms have the meaning hereinafter stated.

     "ACCOUNT" has the meaning set forth in Section 2.1 of this Agreement.

     "AFFILIATE" means an entity controlling, controlled by, or under common control with, Bank.

     "AFFILIATED SUBCUSTODIAN" means a Subcustodian that is an Affiliate.

     "APPLICABLE LAW" means any law that is applicable to matters contemplated by this Agreement, including any statute, whether national, state or local, applicable in the United States or any other country, the rules of the treaty establishing the European Community, any other law, rule, regulation or interpretation of any governmental entity, any applicable common law, and any decree, injunction, judgment, order, ruling, or writ of any governmental entity.

     "AUTHORIZED PERSON" means any person who has been designated by written notice from Customer (or by any agent designated by Customer, including, without limitation, an investment

manager) to act on behalf of Customer hereunder. Such persons will continue to be Authorized Persons until such time as Bank receives Instructions from
Customer (or its agent) that any such person is no longer an Authorized Person.

     "BANK INDEMNITEES" means Bank, its Subcustodians, and their respective nominees, directors, officers, employees and agents.

     "BANK'S LONDON BRANCH" means the London branch office of JPMorgan Chase
Bank, N.A.

     "CASH ACCOUNT" has the meaning set forth in Section 2.1(a)(ii).

     "CORPORATE ACTION" means any subscription right, bonus issue, stock repurchase plan, redemption, exchange, tender offer, or similar matter with respect to a Financial Asset in the Securities Account that requires discretionary action by the holder, but does not include proxy solicitations.

     "COUNTRY RISK" means the risk of investing or holding assets in a particular country or market, including, but not limited to, risks arising from nationalization, expropriation or other governmental actions; the country's financial infrastructure, including prevailing custody and settlement practices;
laws applicable to the safekeeping and recovery of Financial Assets and cash held in custody; the regulation of the banking and securities industries, including changes in market rules; currency restrictions, devaluations or fluctuations; and market conditions affecting the orderly execution of securities transactions or the value of assets.

     "ENTITLEMENT HOLDER" means the person named on the records of a Securities
Intermediary as the person having a Securities Entitlement against the
Securities Intermediary.

     "FINANCIAL ASSET" means a Security and refers, as the context requires, either to the asset itself or to the means by which a person's claim to it is evidenced, including a Security, a security certificate, or a Securities
Entitlement. "FINANCIAL ASSET" does not include cash.

     "INSTRUCTIONS" means instructions which: (i) contain all necessary information required by Bank to enable Bank to carry out the Instructions; (ii)
are received by Bank in writing or via Bank's electronic instruction system,
SWIFT, telephone, tested telex, facsimile or such other methods as are for the time being agreed by Customer (or an Authorized Person) and Bank; and (iii) Bank
believes in good faith have been given by an Authorized Person or are transmitted with proper testing or authentication pursuant to terms and conditions which Bank may specify.

     "LIABILITIES" means any liabilities, losses, claims, costs, damages, penalties, fines, obligations, or expenses of any kind whatsoever (including, without limitation, reasonable attorneys', accountants', consultants' or experts' fees and disbursements).

     "SECURITIES" means stocks, bonds, rights, warrants and other negotiable and non-negotiable instruments, whether issued in certificated or uncertificated form, that are commonly traded or dealt in on securities exchanges or financial markets. "SECURITIES" also means other obligations of an

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issuer, or shares, participations and interests in an issuer recognized in the country in which it is issued or dealt in as a medium for investment and any other property as may be acceptable to Bank for the Securities Account.

     "SECURITIES ACCOUNT" means each Securities custody account on Bank's records to which Financial Assets are or may be credited pursuant hereto.

     "SECURITIES DEPOSITORY" has the meaning set forth in Section 5.1 of this
Agreement.

     "SECURITIES ENTITLEMENT" means the rights and property interests of an
Entitlement Holder with respect to a Financial Asset as set forth in Part 5 of
Article 8 of the Uniform Commercial Code of the State of New York, as the same may be amended from time to time.

     "SECURITIES INTERMEDIARY" means Bank, a Subcustodian, a Securities
Depository, and any other financial institution which in the ordinary course of business maintains Securities custody accounts for others and acts in that capacity.

     "SUBCUSTODIAN" has the meaning set forth in Section 5.1 and includes
Affiliated Subcustodians.

     (b) All terms in the singular will have the same meaning in the plural unless the context otherwise provides and visa versa.

                         2. WHAT BANK IS REQUIRED TO DO

2.1 SET UP ACCOUNTS.

     (a) Bank will establish and maintain the following accounts ("ACCOUNTS"):

          (i)  a Securities Account in the name of Customer for Financial
               Assets, which may be received by or on behalf of Bank or its
               Subcustodian for the account of Customer, including as an
               Entitlement Holder; and

          (ii) an account in the name of Customer ("CASH ACCOUNT") for any and all cash in any currency received by or on behalf of Bank for the account of Customer.

Notwithstanding paragraph (ii), cash held in respect of those markets where
Customer is required to have a cash account in its own name held directly with the relevant Subcustodian or a Securities Depository will be held in that manner and will not be part of the Cash Account.

     (b) At the request of Customer, additional Accounts may be opened in the future, which will be, if the parties hereto agree in writing, subject to the terms of this Agreement.

     (c) Bank shall identify the Assets on its books as belonging to Customer.

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2.2 CASH ACCOUNT.

     Except as otherwise provided in Instructions, all cash held in the Cash
Account will be deposited during the period it is credited to the Accounts in one or more deposit accounts at Bank or at Bank's London Branch. Any cash so deposited with Bank's London Branch will be payable exclusively by Bank's London
Branch in the applicable currency, subject to compliance with Applicable Law, including, without limitation, any restrictions on transactions in the applicable currency imposed by the country of the applicable currency.

2.3 SEGREGATION OF ASSETS; NOMINEE NAME.

     (a) Bank will identify in its records that Financial Assets credited to
Customer's Securities Account belong to Customer (except as otherwise may be agreed by Bank and Customer).

     (b) Bank will require each Subcustodian to identify in its own records that
Financial Assets held at each such Subcustodian by Bank on behalf of Customer and its other customers belong to Bank's customers, such that it is readily apparent that the Financial Assets do not belong to Bank or the Subcustodian, except that where it is otherwise provided by Applicable Law or market practice, alternative arrangements will be implemented designed to ensure that it is readily apparent that the Financial Assets do not belong to Bank or the
Subcustodian.

     (c) Bank is authorized, in its discretion,

          (i)   to hold in bearer form, such Financial Assets as are customarily held in bearer form or are delivered to Bank or its Subcustodian in bearer form;

          (ii)  to hold Securities in or deposit Securities with any Securities
                Depositary, settlement system or dematerialized book entry or similar systems; and

          (iii) to register in the name of Customer, Bank, a Subcustodian, a
                Securities Depository, or their respective nominees, such
                Financial Assets as are customarily held in registered form.

     (d) Bank is authorized, when directed to do so by Customer, to hold
Financial Assets at third parties and to register Financial Assets in broker
"street name" or in the name of other third parties (or their nominees). Subject to Section 7.1, Bank shall have no liability for any loss of Financial Assets or other damages resulting from holding or registering Financial Assets as so directed by the Customer pursuant to this subsection (d).

Customer authorizes Bank or its Subcustodian to hold Financial Assets in omnibus accounts and will accept delivery of Financial Assets of the same class and denomination as those with Bank or its Subcustodian.

2.4 SETTLEMENT OF TRADES.

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     When Bank receives an Instruction directing settlement of a transaction in
Financial Assets that includes all information required by Bank, Bank will use reasonable care to effect such settlement as instructed. Settlement of transactions in Financial Assets will be conducted in accordance with prevailing standards of the market in which the transaction occurs. Without limiting the generality of the foregoing, the risk of loss will be Customer's whenever, at
Customer's direction, Bank delivers Financial Assets or payment in accordance with applicable market practice in advance of receipt or settlement of the expected consideration. In the case of the failure of Customer's counterparty
(or other appropriate party) to deliver the expected consideration as agreed,
Bank will promptly notify Customer of the situation and contact the counterparty to seek settlement at the direction of the Customer, but Bank will not be obligated to institute legal proceedings, file a proof of claim in any insolvency proceeding, or take any similar action.

2.5 CONTRACTUAL SETTLEMENT DATE ACCOUNTING.

     (a) Bank will effect book entries on a "contractual settlement date accounting" basis as described below with respect to the settlement of trades in those markets where Bank generally offers contractual settlement date accounting and will notify Customer of those markets from time to time.

          (i)  SALES: On the settlement date for a sale, Bank will credit the
               Cash Account with the proceeds of the sale and transfer the relevant Financial Assets to an account at the Bank pending settlement of the trade where not already delivered.

          (ii) PURCHASES: On the settlement date for the purchase (or earlier, if market practice requires delivery of the purchase price before the settlement date), Bank will debit the Cash Account for the settlement amount and credit a separate account at the Bank. Bank then will post the Securities Account as awaiting receipt of the expected Financial Assets. Customer will not be entitled to the
               Financial Assets that are awaiting receipt until Bank or a
               Subcustodian actually receives them.

Bank reserves the right to restrict in good faith the availability of contractual settlement date accounting for credit or operational reasons.

     (b) Bank may (in its absolute discretion) reverse any debit or credit made pursuant to Section 2.5(a) prior to a transaction's actual settlement upon oral or written notification to Customer that Bank believes that such debit or credit will not be received by Bank within a reasonable period or such debit or credit was incorrect, and Customer will be responsible for any costs or liabilities resulting from such reversal unless such costs were caused by the fraud or willful misconduct of Bank. Customer acknowledges that the procedures described in this sub-section are of an administrative nature, and Bank does not undertake to make loans and/or Financial Assets available to Customer.

2.6 ACTUAL SETTLEMENT DATE ACCOUNTING.

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     With respect to any sale or purchase transaction that is not posted to the
Account on the contractual settlement date as referred to in Section 2.5, Bank will post the transaction on the date on which the cash or Financial Assets received as consideration for the transaction is actually received by Bank.

2.7 INCOME COLLECTION (AUTOCREDIT(R)).

     (a) Bank will credit the Cash Account with income and redemption proceeds on Financial Assets in accordance with the times notified by Bank from time to time on or after the anticipated payment date, net of any taxes that are withheld by Bank or any third party. Where no time is specified for a particular market, income and redemption proceeds from Financial Assets will be credited only after actual receipt and reconciliation. Bank may reverse such credits upon oral or written notification to Customer that Bank believes that the corresponding payment will not be received by Bank within a reasonable period or such credit was incorrect.

     (b) Bank will make good faith efforts in its discretion to contact appropriate parties to collect unpaid interest, dividends or redemption proceeds, but neither Bank nor its Subcustodians will be obliged to file any formal notice of default, institute legal proceedings, file a proof of claim in any insolvency proceeding, or take any similar action. Bank will promptly notify
Customer once it becomes aware that a payment of interest, dividends or redemption proceeds will not be received by Bank within a reasonable or timely period.

2.8 CERTAIN MINISTERIAL ACTS.

     Until Bank receives Instructions to the contrary, Bank will:

          (a)  present all Financial Assets for which Bank has received notice of a call for redemption or that have otherwise matured, and all income and interest coupons and other income items that call for payment upon presentation;

          (b)  execute in the name of Customer such certificates as may be required to obtain payment in respect of Financial Assets;

          (c)  exchange interim or temporary documents of title held in the
               Securities Account for definitive documents of title; and

          (d)  provide information concerning the Accounts to Subcustodians,
               Securities Depositories, counterparties, issuers of Financial
               Assets, governmental entities, securities exchanges,
               self-regulatory entities, and similar entities to the extent required by Applicable Law or as may be required in the ordinary course by market practice or otherwise in order to provide the services contemplated by this Agreement.

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2.9 CORPORATE ACTIONS.

     (a) Bank will notify Customer promptly of any Corporate Action of which information is either (i) received directly by Bank or via a Subcustodian, or
(ii) published via a formal notice in publications and reporting services routinely used by Bank for this purpose. Bank also will use its reasonable efforts to notify Customer of any class action litigation for which information is actually received by Bank but shall not be liable for any Liabilities arising out of Bank's failure to identify Customer's interest in any class action litigation. Bank does not commit, however, to provide information concerning
Corporate Actions or class action litigation relating to Financial Assets being held at Customer's request in a name not subject to the control of Bank or its
Subcustodian.

     (b) If an Authorized Person fails to provide Bank with timely Instructions with respect to any Corporate Action or class action, neither Bank nor its
Subcustodians or their respective nominees will take any action in relation to that Corporate Action or class action, except as otherwise agreed in writing by
Bank and Customer or as may be set forth by Bank as a default action in the notification it provides under Section 2.9 (a) with respect to that Corporate
Action or class action.

     (c) Bank may sell or otherwise dispose of fractional interests in Financial
Assets arising out of a Corporate Action or class action litigation and credit the Cash Account with the proceeds of the sale or disposition. If some, but not all, of an outstanding class of Financial Asset is called for redemption, Bank may allot the amount redeemed among the respective beneficial holders of such class of Financial Asset in a fair and equitable manner.

     (d) Notices of Corporate Actions and class actions dispatched to Customer may have been obtained from sources which Bank does not control and may have been translated or summarized. Although Bank believes such sources to be reliable, Bank has no duty to verify the information contained in such notices nor the faithfulness of any translation or summary and therefore does not guarantee their accuracy, completeness or timeliness, and shall not be liable to
Customer for any loss that may result from relying on such notices.

2.10 PROXIES.

     (a) Subject to and upon the terms of this sub-section, Bank will promptly provide Customer with information which it receives on matters to be voted upon at meetings of holders of Financial Assets ("NOTIFICATIONS"), and Customer will vote all proxies in accordance with its proxy voting policy. It is Customer's obligation to monitor the agreed upon medium for providing Notifications
(electronic mail, facsimile, etc.) to determine if new Notifications have been received. If information is received by Bank at its proxy voting department too late to permit timely voting by Customer, Bank's only obligation will be to provide a Notification (or summary information concerning a Notification) on an
"information only" basis. Bank shall have no responsibility regarding proxies except as set forth in this Section 2.10.

     (b) Bank reserves the right to provide Notifications or parts thereof in the language received. Bank will attempt in good faith to provide accurate and complete Notifications, whether

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or not translated.

2.11 STATEMENTS AND INFORMATION AVAILABLE ON-LINE.

     (a) Bank will send, or make available on-line, to Customer, at times mutually agreed upon, a formal statement of account in Bank's standard format for each Account maintained by Customer with Bank, identifying the Financial
Assets and cash held in each Account (each such statement a "STATEMENT OF
ACCOUNT"). Additionally, Bank will send (or make available on-line to) Customer an advice or notification of any transfers of cash or Financial Assets with respect to each Account. Bank will not be liable with respect to any matter set forth in those portions of any Statement of Account or any such advice (or reasonably implied therefrom) to which Customer has not given Bank a written exception or objection within sixty (60) days of receipt of the Statement of
Account, provided such matter is not the result of Bank's willful misconduct or bad faith. References in this Agreement to Statements of Account include
Statements of Account in electronic form.

     (b) Prices and other information obtained from third parties that may be contained in any Statement of Account, or other statement sent to Customer, have been obtained from sources Bank reasonably believes to be reliable. Bank does not, however, make any representation as to the accuracy of such information or that the prices specified necessarily reflect the proceeds that would be received on a disposal of the relevant Financial Assets.

     (c) Customer acknowledges that, except for Statements of Account or as otherwise expressly agreed by Bank, records and reports available to it on-line may not be accurate due to mis-postings, delays in updating Account records, and other causes. Bank will not be liable for any loss or damage arising out of the inaccuracy of any such records or reports accessed on-line.

2.12 ACCESS TO BANK'S RECORDS.

     Bank will allow Customer's independent public accountants such reasonable access to the records of Bank relating to Financial Assets as is required in connection with their examination of books and records pertaining to Customer's affairs. Subject to restrictions under Applicable Law, Bank also will obtain an undertaking to permit Customer's independent public accountants, reasonable access to the records of any Subcustodian of Securities held in the Securities
Account as may be required in connection with such examination. As soon as reasonably available, Bank shall provide to Customer the most recent Report on
Controls Placed in Operation and Tests of Operating Effectiveness which Bank receives from Bank's independent accountants in accordance with U.S. Statement of Auditing Standards No. 70 ("SAS 70 Report").

2.13 MAINTENANCE OF FINANCIAL ASSETS AT SUBCUSTODIAN LOCATIONS.

     (a) Unless Instructions require another location acceptable to Bank,
Financial Assets will be held in the country or jurisdiction in which their principal trading market is located, where such Financial Assets may be presented for payment, where such Financial Assets were acquired, or where such
Financial Assets are held. Bank reserves the right to refuse to accept delivery of Financial Assets or cash in countries and jurisdictions other than those referred to in Schedule 1 to

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this Agreement, as in effect from time to time.

     (b) Bank will not be obliged to follow an Instruction to hold Financial
Assets with, or have them registered or recorded in the name of, any person not chosen by Bank. However, if Customer does instruct Bank to hold Securities and/or cash with or register or record Securities in the name of a person not chosen by Bank and Bank agrees to do so, the consequences of doing so are at
Customer's own risk and Bank (i) will not be liable therefor and (ii) may not provide services under this Agreement with respect to Securities or cash so held, including, without limitation, services provided under Sections 2.8, 2.9,
2.10, and 8.2.

2.14 TAX RELIEF SERVICES.

     Bank will provide tax relief services as provided in Section 8.2.

2.15 FOREIGN EXCHANGE TRANSACTIONS.

     To facilitate the administration of Customer's trading and investment activity, Bank may, but will not be obliged to, enter into spot or forward foreign exchange contracts with Customer, or an Authorized Person, and may also provide foreign exchange contracts and facilities through its Affiliates or
Subcustodians. Instructions, including standing Instructions, may be issued with respect to such contracts, but Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where
Bank, its Affiliates or Subcustodians enter into a master foreign exchange contract that covers foreign exchange transactions for the Accounts, the terms and conditions of that foreign exchange contract and, to the extent not inconsistent, this Agreement, will apply to such transactions.

2.16 CONFIDENTIALITY.

     (a) Each of Bank and Customer shall keep confidential any information relating to the other party's business ("Confidential Information"). Each of
Bank and Customer agrees to use the Confidential Information only in connection with the services contemplated by this Agreement. Confidential Information shall include (a) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, investments, investment strategies, finances, operations, employees, personnel, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of Customer or Bank, their respective subsidiaries and affiliated companies; (b)
any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords Customer or Bank or their respective affiliates a competitive advantage over its competitors; (c) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, and trade secrets, whether or not patentable or copyrightable; and (d) anything designated as confidential. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if: (a) it is or becomes publicly known or available through no wrongful act of, or breach of this Section 2.16 by, the receiving party; (b) it is rightfully

                                        9

received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality; (c) it is released by the protected party to a third party without restriction; (d) it is required to be disclosed by the receiving party pursuant to Applicable Law or a regulator with jurisdiction over receiving party's business (provided the receiving party will provide the other party prior written notice of the same, to the extent such notice is permitted); (e) it is necessary to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party will provide the other party prior written notice of the same, to the extent such notice is permitted); (f) it has been or is independently developed or obtained by the receiving party or (g) the Customer has consented thereto.
Further, Bank may also disclose to (i) any subcontractor, agent, Securities
Depository, securities exchange, broker, third party agent, proxy solicitor, issuer, Bank's professional advisors or any other person that Bank believes it is reasonably required in connection with Bank's provision of relevant services under this Agreement and have been advised of the confidential nature of the
Confidential Information, (ii) its auditors or public accountants, (iii) its employees and Affiliates and (iv) any revenue authority or any governmental entity in relation to the processing of any tax relief claim. Bank shall observe the same degree of care as Bank observes with respect to its own Confidential
Information of a similar nature in preventing the unauthorized use and dissemination of the Confidential Information. Upon discovery of any unauthorized use or disclosure of Confidential Information, Bank shall notify
Customer and will specify the corrective action taken or to be taken. Except as otherwise required by Applicable Law or as needed to enforce the terms of this
Agreement, the parties shall hold the terms and conditions of this Agreement in confidence.

(b) If any party to this Agreement (or any company affiliated with a party to this Agreement) is requested or required (by oral question, interrogatories requests for information or documents, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, such party (the
"Disclosing Party"), will promptly notify the other parties (to the extent permitted by law) of such request or requirement so that such other party or parties may seek an appropriate protective order with the reasonable cooperation of the Disclosing Party; provided, however, that the other party shall reimburse the Disclosing Party for any out-of-pocket costs or expenses reasonably incurred by the Disclosing Party in cooperating with such request. If, in the failure to obtain a protective order or in the absence of a waiver hereunder, the
Disclosing Party is, in the opinion of counsel to the Disclosing Party compelled to disclose the Confidential Information, the Disclosing Party may disclose only such portion of the Confidential Information to the party compelling disclosure as is required by law, as determined solely by counsel to the Disclosing Party.

                                 3. INSTRUCTIONS

3.1 ACTING ON INSTRUCTIONS; UNCLEAR INSTRUCTIONS.

     (a) Customer authorizes Bank to accept and act upon any Instructions received by it without inquiry. Customer will indemnify the Bank Indemnitees against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against the Bank Indemnitees as a result of any action or omission taken in accordance with any Instructions or other directions upon which Bank is authorized to rely under the terms of this
Agreement.

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     (b) Unless otherwise expressly provided, all Instructions will continue in full force and effect until canceled or superseded.

     (c) Bank may (in its sole discretion and without affecting any part of this
Section 3.1) seek clarification or confirmation of an Instruction from an
Authorized Person and may, in good faith, decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it. Bank will not be liable for any loss arising from any delay while it seeks such clarification or confirmation, provided that such clarification or confirmation is sought in good faith and promptly upon receipt of the relevant Instruction.

     (d) In executing or paying a payment order Bank may rely upon the identifying number (e.g., Fedwire routing number or account) of any party as instructed in the payment order. Customer assumes full responsibility for any inconsistency between the name and identifying number of any party in payment orders issued to Bank in Customer's name.

3.2 CONFIRMATION OF ORAL INSTRUCTIONS/ SECURITY DEVICES.

     Any Instructions delivered to Bank by telephone will promptly thereafter be confirmed in writing by an Authorized Person. Each confirmation is to be clearly marked "Confirmation." Bank will not be liable for having followed such
Instructions notwithstanding the failure of an Authorized Person to send such confirmation in writing or the failure of such confirmation to conform to the telephone Instructions received. Either party may record any of their telephonic communications. Customer will comply with any security procedures reasonably required by Bank from time to time with respect to verification of Instructions.
Customer will be responsible for safeguarding any test keys, identification codes or other security devices that Bank will make available to Customer or any
Authorized Person.

3.3 INSTRUCTIONS; CONTRARY TO LAW/MARKET PRACTICE.

     Bank need not act upon Instructions which it reasonably believes to be contrary to law, regulation or market practice, but Bank will be under no duty to investigate whether any Instructions comply with Applicable Law or market practice. Bank will promptly notify Customer in such event.

3.4 CUT-OFF TIMES.

     Bank has established cut-off times for receipt of some categories of
Instruction, which will be made available to Customer. If Bank receives an
Instruction after its established cut-off time, Bank will attempt to act upon the Instruction on the day requested if Bank deems it practicable to do so or otherwise as soon as practicable on the next business day.

                4. FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK

4.1 FEES AND EXPENSES.

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     Customer will pay Bank for its services hereunder the fees set forth in
Schedule A hereto or such other amounts as may be agreed upon in writing from time to time, together with Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees and tax or related fees incidental to processing by governmental authorities, issuers, or their agents.
Customer authorizes Bank to deduct amounts owing to it from the Cash Account, for any such fees or expenses from time to time in arrears. The fees set forth on Schedule A hereto may be changed only with the written consent of the parties hereto. Without prejudice to Bank's other rights, Bank reserves the right to charge interest on overdue amounts from the due date until actual payment at such rate as Bank may reasonably determine, unless Bank and Customer have mutually agreed upon another rate.

4.2 OVERDRAFTS.

     If a debit to any currency in the Cash Account results (or will result) in a debit balance, then Bank may, in its discretion, (i) advance an amount equal to the overdraft, (ii) or refuse to settle in whole or in part the transaction causing such debit balance, or (iii) if any such transaction is posted to the
Securities Account, reverse any such posting. If Bank elects to make such an advance, the advance will be deemed a loan to Customer, payable on demand, bearing interest at the applicable rate charged by Bank from time to time, for such overdrafts, from the date of such advance to the date of payment (both after as well as before judgment) and otherwise on the terms on which Bank makes similar overdrafts available from time to time. No prior action or course of dealing on Bank's part with respect to the settlement of transactions on
Customer's behalf will be asserted by Customer against Bank for Bank's refusal to make advances to the Cash Account or to settle any transaction for which
Customer does not have sufficient available funds in the applicable currency in the Account.

4.3 BANK'S RIGHT OVER SECURITIES; SET-OFF.

     (a) Customer grants Bank a security interest in and a lien on the Financial
Assets held in the Securities Account as security for any and all amounts which are now or become owing to Bank under any provision of this Agreement.

     (b) Without prejudice to Bank's rights under Applicable Law, Bank may, after notice has been given to Customer to satisfy any indebtedness, set off against any indebtedness any amount in any currency standing to the credit of any of Customer's accounts (whether deposit or otherwise) with any Bank branch or office or with any Affiliate of Bank. For this purpose, Bank shall be entitled, to the extent necessary to satisfy any indebtedness, to accelerate the maturity of any fixed term deposits and to effect such currency conversions at its current rates for the sale and purchase of the relevant currencies.

           5. SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER AGENTS

5.1 APPOINTMENT OF SUBCUSTODIANS; USE OF SECURITIES DEPOSITORIES.

                                       12

     (a) Subject to the provisions of Section 2.17, Bank is authorized under this Agreement to act through and hold Customer's Financial Assets with subcustodians, being at the date of this Agreement the entities listed in
Schedule 1 and/or such other entities as Bank may appoint as subcustodians
("SUBCUSTODIANS"). Bank will use reasonable care in the selection and continued
appointment of such Subcustodians. In addition, Bank and each Subcustodian may deposit Financial Assets with, and hold Financial Assets in, any securities depository, settlement system, dematerialized book entry system or similar system (together a "SECURITIES DEPOSITORY") on such terms as such systems customarily operate and Customer will provide Bank with such documentation or acknowledgements that Bank may require to hold the Financial Assets in such systems.

     (b) Any agreement Bank enters into with a Subcustodian for holding Bank's customers' assets will provide that such assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of such
Subcustodian or its creditors except a claim for payment for their safe custody or administration, or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar law, and that the beneficial ownership thereof will be freely transferable without the payment of money or value other than for safe custody or administration. Where a Subcustodian deposits Securities with a Securities
Depository, Bank will cause the Subcustodian to identify on its records as belonging to Bank, as agent, the Securities shown on the Subcustodian's account at such Securities Depository. This Section 5.1(b) will not apply to the extent of any special agreement or arrangement made by Customer with any particular
Subcustodian.

     (c) Subject to the provisions of Section 2.18, Bank will not be liable for any act or omission by (or the insolvency of) any Securities Depository. In the event Customer incurs a loss due to the negligence, willful misconduct, or insolvency of a Securities Depository, Bank will make reasonable endeavors, in its discretion, to seek recovery from the Securities Depository, but Bank will not be obligated to institute legal proceedings, file a proof claim in any insolvency proceeding, or take any similar action. Bank may, in its discretion, provide reasonable assistance to Customer, and subrogate any relevant rights to
Customer, in any claim brought by Customer seeking recovery from the Securities
Depository for a loss incurred due to the negligence, willful misconduct, or insolvency of the Securities Depository.

5.2 LIABILITY FOR SUBCUSTODIANS.

     (a) Subject to Section 7.1(b), Bank will be liable for direct losses incurred by Customer that result from the failure by a Subcustodian to use reasonable care in the provision of custodial services by it in accordance with the standards prevailing in the relevant market or from the fraud or willful misconduct of such Subcustodian in the provision of custodial services by it.

     (b) Subject to Section 5.1(a) and Bank's duty to use reasonable care in the monitoring of a Subcustodian's financial condition as reflected in its published financial statements and other publicly available financial information it customarily reviewed by Bank in its oversight process, Bank will not be responsible for the insolvency of any Subcustodian which is not a branch of the
Bank or an Affiliated Subcustodian.

                                       13

     (c) Bank reserves the right to add, replace or remove Subcustodians. Bank will give prompt notice of any such action, which will be advance notice, whenever practicable. Upon request by Customer, Bank will identify the name, address and principal place of business of any Subcustodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

5.3 USE OF AGENTS.

     (a) Bank may provide certain services under this Agreement through third parties, which may be Affiliates. Except to the extent provided in Section 5.2 with respect to Subcustodians, Bank will not be responsible for any loss as a result of a failure by any broker or any other third party that it selects and retains using reasonable care to provide ancillary services that it may not customarily provide itself, including, without limitation, delivery services and providers of information regarding matters such as pricing, proxy voting, corporate actions and class action litigation. Nevertheless, Bank will be liable for the performance of any such broker selected by Bank that is an Affiliate to the same extent as Bank would have been liable if it performed such services itself.

     (b) In the case of the sale under Section 2.9 of a fractional interest (or in other cases where Customer has requested Bank to arrange for execution of a trade), Bank will place trades with a broker which is an Affiliate to the extent that Bank has established a program for such trading with such Affiliate. An affiliated broker may charge its customary commission (or retain its customary spread) with respect to any such transaction.

                  6. ADDITIONAL PROVISIONS RELATING TO CUSTOMER

6.1 REPRESENTATIONS OF CUSTOMER AND BANK.

     (a) Customer represents and warrants that (i) it has full authority and power, and has obtained all necessary authorizations and consents, to deposit and control the Financial Assets and cash in the Accounts, to use Bank as its custodian in accordance with the terms of this Agreement, to borrow money or otherwise incur indebtedness as contemplated by this Agreement, to pledge
Financial Assets as contemplated by Section 4.3, and to enter into foreign exchange transactions; (ii) assuming execution and delivery of this Agreement by
Bank, this Agreement is Customer's legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement; (iii) it has not relied on any oral or written representation made by Bank or any person on its behalf, and acknowledges that this Agreement sets out to the fullest extent the duties of Bank; and (iv) it is a resident of the United States and shall notify Bank of any changes in residency.

Bank may rely upon the above or Customer's certification of such other facts as may be required to administer Bank's obligations hereunder. Subject to Section
7.1, Customer shall indemnify Bank

                                       14

against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

     (b) Bank represents and warrants that (i) assuming execution and delivery of this Agreement by Customer, this Agreement is Bank's legal, valid and binding obligation, enforceable in accordance with its terms; (ii) Bank has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement; and (iii) with regard to Accounts,
Bank shall act in accordance with custody rules under the Investment Company Act of 1940, as amended.

6.2 CUSTOMER TO PROVIDE CERTAIN INFORMATION TO BANK.

     Upon request, Customer will promptly provide to Bank such information about itself and its financial status as Bank may reasonably request, including
Customer's organizational documents and its current audited and unaudited financial statements.

6.3 INVESTMENT MANAGER.

     The Customer is the beneficial owner and shall serve as the sole investment manager of each of the Accounts.

                       7. WHEN BANK IS LIABLE TO CUSTOMER

7.1 STANDARD OF CARE; LIABILITY.

     (a) Bank will use reasonable care in performing its obligations under this
Agreement. Bank will not be in violation of this Agreement with respect to any matter as to which it has satisfied its obligation of reasonable care.

     (b) Bank will be liable for Customer's direct damages to the extent they result from Bank's negligence or willful misconduct in performing its duties as set out in this Agreement and to the extent provided in Section 5.2(a).
Nevertheless, under no circumstances will Bank be liable for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by an person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the Accounts, Bank's performance hereunder, or Bank's role as custodian.

     (c) Customer will indemnify the Bank Indemnitees against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of the Bank Indemnitees in connection with or arising out of (i)
Bank's performance under this Agreement, provided that the Bank Indemnitees have not acted with negligence or engaged in fraud or willful misconduct in connection with the Liabilities in question or (ii) solely out of Bank
Indemnitee's status as a holder of record of Customer's Financial Assets.
Nevertheless, Customer will not be

                                       15

obligated to indemnify any Bank Indemnitee under the preceding sentence with respect to any Liability for which Bank is liable under Section 5.2 of this
Agreement.

     (d) Without limiting Subsections 7.1 (a), (b) or (c), Bank will have no duty or responsibility to: (i) question Instructions or make any suggestions to
Customer or an Authorized Person regarding such Instructions; (ii) supervise or make recommendations with respect to investments or the retention of Financial
Assets; (iii) advise Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in
Section 2.7(b) of this Agreement; (iv) evaluate or report to Customer or an
Authorized Person regarding the financial condition of any broker, agent or other party to which Bank is instructed to deliver Financial Assets or cash; or
(v) review or reconcile trade confirmations received from brokers (and Customer or its Authorized Persons issuing Instructions will bear any responsibility to review such confirmations against Instructions issued to and Statements of
Account issued by Bank).

7.2 FORCE MAJEURE.

     Bank will maintain and update from time to time business continuation and disaster recovery procedures with respect to its global custody business that it determines from time to time meet reasonable commercial standards. In the event of equipment failures, Bank shall, at no additional expense to Customer or any
Account, take reasonable steps to minimize service interruptions. Bank will have no liability, however, for any damage, loss, expense or liability of any nature that Customer may suffer or incur, caused by an act of God, fire, flood, civil or labor disturbance, war, terrorism, act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint (which shall not be deemed to include commercial impracticability), fraud or forgery, malfunction of equipment or software (except where such malfunction is primarily attributable to Bank's negligence in maintaining the equipment or software), failure of or the effect of rules or operations of any external funds transfer system, inability to obtain or interruption of external communications facilities, or any cause beyond the reasonable control of Bank (including without limitation, the non-availability of appropriate foreign exchange).

7.3 BANK MAY CONSULT WITH COUNSEL.

     Bank will be entitled to rely on, and may act upon the advice of counsel in relation to matters of law, regulation or market practice (which may be the counsel of Customer), and will not be liable to Customer for any action taken or omitted pursuant to such advice. Bank will use reasonable care in the selection and continued appointment of such advisers.

7.4 BANK PROVIDES DIVERSE FINANCIAL SERVICES AND MAY GENERATE PROFITS AS A
RESULT.

     Customer acknowledges that Bank or its Affiliates may have a material interest in transactions entered into by Customer with respect to the Account or that circumstances are such that Bank may have a potential conflict of duty or interest. For example, Bank or its Affiliates may act as a market maker in the
Financial Assets to which Instructions relate, provide brokerage services to other customers, act as financial adviser to the issuer of such Financial
Assets, act in the

                                       16

same transaction as agent for more than one customer, have a material interest in the issue of the Financial Assets; or earn profits from any of these activities. Customer further acknowledges that Bank or its Affiliates may be in possession of information tending to show that the Instructions received may not be in the best interests of Customer but that Bank is not under any duty to disclose any such information.

                                   8. TAXATION

8.1 TAX OBLIGATIONS.

     (a) Customer confirms that Bank is authorized to deduct from any cash received or credited to the Cash Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of Customer's
Accounts.

     (b) Customer will provide to Bank such certifications, documentation, and information as Bank may reasonably require in connection with taxation, and warrants that, when given, this information is true and correct in all material respects, not materially misleading, and contains all material information.
Customer undertakes to notify Bank immediately if any information provided in accordance with the foregoing sentence requires updating or correcting. Bank shall not be liable for any taxes, penalties, interest or additions to tax, payable or paid that result from (i) the inaccurate completion of documents by
Customer or any third party; (ii) provision to Bank or a third party of inaccurate or misleading information by Customer or any third party; (iii) the withholding of material information by Customer or any third party; or (iv) as a result of any delay by any revenue authority or any other cause beyond the
Bank's control.

     (c) If Bank does not receive appropriate certifications, documentation and information then, as and when appropriate and required, additional tax shall be deducted from all income received in respect of the Financial Assets issued
(including, but not limited to, United States non-resident alien tax and/or backup withholding tax.

     (d) Customer will be responsible in all events for the timely payment of all taxes relating to the Financial Assets in the Securities Account. Customer
will indemnify and hold Bank harmless from and against any and all liabilities, penalties, interest or additions to tax with respect to or resulting from, any delay in, or failure by, Bank (i) to pay, withhold or report any U.S. federal, state or local taxes or foreign taxes imposed on, or (ii) to report interest, dividend or other income paid or credited to the Cash Account, regardless of the reason for such delay or failure, provided, however, that Customer will not be liable to Bank for any penalty or additions to tax due solely as a result of
Bank's negligent acts or omissions with respect to paying or withholding tax or reporting interest, dividend or other income paid or credited to the Cash
Account.

8.2 TAX RELIEF SERVICES.

     (a) Subject to the provisions of this Section, Bank will apply for a reduction of withholding tax and in respect of income payments on Financial
Assets credited to the Securities Account that Bank believes may be available.

                                       17

     (b) The provision of a tax relief service by Bank is conditional upon Bank receiving from Customer (i) a declaration of its identity and place of residence and (ii) certain other documentation (pro forma copies of which are available from Bank), prior to the receipt of Financial assets in the Account or the payment of income.

     (c) Bank will perform tax relief services only with respect to taxation levied by the revenue authorities of the countries advised to Customer from time to time and Bank may, by notification in writing, in its absolute discretion, supplement or amend the countries in which the tax relief services are offered.
Other than as expressly provided in this Section 8.2, Bank will have no responsibility with regard to Customer's tax position or status in any jurisdiction.

     (d) Customer confirms that Bank is authorized to disclose any information requested by any revenue authority or any governmental entity in relation to the processing of any tax relief claim.

                                 9. TERMINATION

     Either party may terminate this Agreement on sixty (60) days' written notice to the other party. If Customer gives notice of termination, it must provide full details of the persons to whom Bank must deliver Financial Assets and cash. If Bank gives notice of termination, then Customer must, within sixty days, notify Bank of details of its new custodian, failing which Bank may elect
(at any time after the sixty day notice period) either to retain the Financial
Assets and cash until such details are given, continuing to charge fees due (in which case Bank's sole obligation will be for the safekeeping of the Financial
Assets and cash), or deliver the Financial Assets and cash to Customer. Bank will in any event be entitled to reduce any indebtedness to it prior to delivery of the Financial Assets and cash (and, accordingly, Bank will be entitled to sell Financial Assets and apply the sale proceeds to the extent necessary to satisfy any indebtedness). Customer will reimburse Bank promptly for all reasonable out-of-pocket expenses it incurs in delivering Financial Assets upon termination. Termination will not affect any of the liabilities either party owes to the other arising under this Agreement prior to such termination.

                                10. MISCELLANEOUS

10.1 NOTICES.

     Notices (other than Instructions) will be served by registered mail or hand delivery to the address of the respective parties as set out on the first page of this Agreement, unless notice of a new address is given to the other party in writing. Notice will not be deemed to be given unless it has been received.

10.2 SUCCESSORS AND ASSIGNS.

                                       18

     This Agreement will be binding on each of the parties' successors and assigns, but the parties agree that neither party can assign its rights and obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld.

10.3 INTERPRETATION.

     Headings are for convenience only and are not intended to affect interpretation. References to sections are to sections of this Agreement and references to sub-sections and paragraphs are to sub-sections of the sections and paragraphs of the sub-sections in which they appear.

10.4 ENTIRE AGREEMENT.

     (a) The following Rider(s) are incorporated into this Agreement.

          ___  Cash Trade Execution

          ___  Cash Sweep

          ___  Accounting Services

           X   Mutual Fund

     (b) This Agreement, including the Schedules and Riders described above (and any separate agreement which Bank and Customer may enter into with respect to any Cash Account), sets out the entire Agreement between the parties in connection with the subject matter, and this Agreement supersedes any other agreement, statement, or representation relating to custody, whether oral or written. Amendments must be in writing and signed by both parties.

10.5 INFORMATION CONCERNING DEPOSITS AT BANK'S LONDON BRANCH.

     The Financial Services Compensation Scheme (the "FSCS") was created under the Financial Services and Markets Act 2000. The terms of the FSCS offer protection in connection with deposits and investments in the event that the persons to whom Bank's London Branch provides services suffer a financial loss as a direct consequence of Bank's London Branch being unable to meet any of its liabilities, and subject to the FSCS rules regarding eligible claimants and eligible claims, the Customer may have a right to claim compensation from the
FSCS. Subject to the terms of the FSCS, the limit on the maximum compensation sum payable by the FSCS in relation to investment business is (pound)48,000 and in relation to deposits is (pound)31,700. A detailed description of the FSCS
(including information on how to make a claim, eligibility criteria and the procedures involved) is available from the FSCS who can be contacted at 7th
Floor, Lloyds Chambers, Portsoken Street, London, E1 8BN.

10.6 INSURANCE.

     Bank will not be required to maintain any insurance coverage for the benefit of Customer.

                                       19

10.7 GOVERNING LAW AND JURISDICTION.

     This Agreement will be construed, regulated, and administered under the laws of the United States or State of New York, as applicable, without regard to
New York's principles regarding conflict of laws. Each of the parties hereto hereby submits to the jurisdiction of the State and Federal courts located in the State of New York, including any appellate courts thereof and agrees to accept service of process to vest personal jurisdiction over them in any of these courts.

10.8 SEVERABILITY; WAIVER; AND SURVIVAL.

     (a) If one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

     (b) Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right hereunder operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless it is in writing and signed by the party against whom the waiver is to be enforced.

     (c) The parties' rights, protections, and remedies under this Agreement shall survive the termination of this Agreement.

10.9 COUNTERPARTS.

     This Agreement may be executed in several counterparts each of which will be deemed to be an original and together will constitute one and the same agreement.

10.10 NO THIRD PARTY BENEFICIARIES.

     A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement.

10.11 U.S.A PATRIOT ACT DISCLOSURE.

     Section 326 of the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA
PATRIOT ACT") requires Bank to implement reasonable procedures to verify the identity of any person that opens a new Account with it. Accordingly, Customer acknowledges that Section 326 of the USA PATRIOT Act and Bank's identity verification procedures require Bank to obtain certain information ("identifying

                                       20

information") from Customer or on some occasions from third parties regarding
Customer, Customer agrees to provide Bank with and consents to Bank obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by Bank.

10.12 SECURITY HOLDING DISCLOSURE.

     With respect to Securities and Exchange Commission Rule 14b-2 under The
Shareholder Communications Act, regarding disclosure of beneficial owners to issuers of Securities, Bank is instructed not to disclose the name, address or
Security positions of Customer in response to shareholder communications requests regarding the Account.

10.13 LIMITATION OF LIABILITY.

     In the case of each Fund organized as a business trust (or a series thereof), the parties agree as follows: A copy of the Declaration of Trust of each Fund is on file with the Secretary of State of the Commonwealth of
Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each such Fund as Trustees, and not individually, and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of such Fund individually, but are binding only upon the assets and property of such Fund.

     Notwithstanding anything in this Agreement to the contrary, the obligations of each Fund hereunder shall be several, and not joint, and no other Fund shall have any liability hereunder for the obligations of any other Fund.

                      [the next page is the signature page]

                                       21

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                        EACH FUND LISTED ON ATTACHMENT A

                                        By: /s/ Ronald E. Robison
                                            ------------------------------------
                                            Title:
                                            Date:

                                        JPMORGAN CHASE BANK, N.A.

                                        By: /s/ Mark Kucera
                                            ------------------------------------
                                            Title: Vice President
                                            Date: April 12, 2007

                                       22

              Investment Company Rider to Global Custody Agreement

                     Between JPMorgan Chase Bank, N.A., and

                        Each Fund Listed on Attachment A.

                            effective April 12, 2007

The following modifications are made to the Agreement:

     A. Add a new Section 2.17 to the Agreement as follows:

     "2.17. COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION ("SEC") RULE
17F-5 ("RULE 17F-5").

     (a) Customer's board of directors (or equivalent body) (hereinafter
'Board') hereby delegates to Bank, and, except as to the country or countries as to which Bank may, from time to time, advise Customer that it does not accept such delegation, Bank hereby accepts the delegation to it, of the obligation to perform as Customer's 'Foreign Custody Manager' (as that term is defined in rule
17f-5(a)(3) as promulgated under the Investment Company Act of 1940, as amended
("1940 Act")), including for the purposes of: (i) selecting Eligible Foreign
Custodians (as that term is defined in rule 17f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been exempted pursuant to an
SEC exemptive order) to hold foreign Financial Assets and Cash, (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

     (b) In connection with the foregoing, Bank shall:

     (i) provide written reports notifying Customer's Board of the placement of
     Financial Assets and Cash with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign
     Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided not less than quarterly with respect to the placement of Financial Assets and Cash with particular
     Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible
     Foreign Custodians);

     (ii) exercise such reasonable care, prudence and diligence in performing as
     Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Customer's foreign Financial Assets and cash would exercise;

     (iii) in selecting an Eligible Foreign Custodian, first have determined that foreign Financial Assets and cash placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the

                                       23

     safekeeping of such foreign Financial Assets and cash, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

     (iv) determine that the written contract with an Eligible Foreign Custodian requires that the Eligible Foreign Custodian shall provide reasonable care for foreign Financial Assets and Cash based on the standards applicable to custodians in the relevant market.

     (v) have established a system to monitor the continued appropriateness of maintaining foreign Financial Assets and cash with particular Eligible
     Foreign Custodians and of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford foreign Financial Assets and cash reasonable care and that no other
     Eligible Foreign Custodian in that country would afford reasonable care,
     Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected foreign Financial Assets and cash.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain foreign Financial Assets and cash on behalf of Customer with Eligible Foreign
Custodians pursuant to a written contract deemed appropriate by Bank in compliance with rule 17f-5(c)(2)(i) and (ii).

     (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of foreign Financial Assets and cash hereunder complies with the rules, regulations, interpretations and exemptive orders as promulgated by or under the authority of the SEC.

     (d) Bank represents to Customer that it is a U.S. Bank as defined in Rule
17f-5(a)(7). Customer represents to Bank that: (1) the foreign Financial Assets and cash being placed and maintained in Bank's custody are subject to the 1940
Act, as the same may be amended from time to time; (2) its Board: (i) has determined that it is reasonable to rely on Bank to perform as Customer's
Foreign Custody Manager (ii) or its investment adviser shall have determined that Customer may maintain foreign Financial Assets and cash in each country in which Customer's Financial Assets and cash shall be held hereunder and determined to accept Country Risk. Nothing contained herein shall require Bank to make any selection or to engage in any monitoring on behalf of Customer that would entail consideration of Country Risk.

     (e) Bank shall provide to Customer such information relating to Country
Risk as is specified in Appendix 1 hereto. Customer hereby acknowledges that:
(i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

     B. Add a new Section 2.18 to the Agreement as follows:

                                       24

     2.18. COMPLIANCE WITH SEC RULE 17F-7 ("RULE 17F-7").

     (a) Bank shall, for consideration by Customer, provide an analysis of the custody risks associated with maintaining Customer's Foreign Assets with each
Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's foreign Assets at such
Depository) and at which any foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's
Website. In connection with the foregoing, Customer shall notify Bank of any
Eligible Securities Depositories at which it does not choose to have its Foreign
Assets held. Bank shall monitor the custody risks associated with maintaining
Customer's foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

     (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 2.18(a) above.

     (c) Based on the information available to it in the exercise of diligence,
Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Schedule 3 hereto and shall promptly advise Customer if any
Eligible Securities Depository ceases to be eligible. (Eligible Securities
Depositories used by Bank as of the date hereof are set forth in Schedule 3 hereto, and as the same may be amended on notice to Customer from time to time.)

     C. Add the following after the first sentence of Section 5.1(a) of the
Agreement: "At the request of Customer, Bank may, but need not, add to Schedule
1 an Eligible Foreign Custodian where Bank has not acted as Foreign Custody
Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity."

     D. Add the following language as Sections 5.1(d), (e) and (f) of the
Agreement:

" (d) The term Subcustodian as used herein shall mean the following:

          (i) a 'U.S. Bank,' which shall mean a U.S. bank as defined in rule
          17f-5(a)(7);

          (ii) an 'Eligible Foreign Custodian,' which shall mean: (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an
          Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

          (iii) For purposes of clarity, it is agreed that as used in Section
          5.2(a), the term Subcustodian shall not include any Eligible Foreign
          Custodian as to which Bank has not acted as Foreign Custody Manager.

                                       25

     (e) The term 'securities depository' as used herein when referring to a securities depository located outside the U.S. shall mean:

          an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt pursuant to an SEC exemptive order; provided that, prior to the compliance date with rule 17f-7 for a particular securities depository the term
          "securities depositories" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5.

     (f) The term "securities depository" as used herein when referring to a securities depository located in the U.S. shall mean a "securities depository"
as defined in rule 17f-4(a).

                                       26

Appendix 1-A

Information Regarding Country Risk

     1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Financial Assets and cash into a country the following information (check items applicable):

     A Opinions of local counsel concerning:

___   i.       Whether applicable foreign law would restrict the access afforded
               Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

___   ii.      Whether applicable foreign law would restrict Customer's ability to recover its Financial Assets and cash in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___   iii.     Whether applicable foreign law would restrict Customer's ability to recover Financial Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

     B. Written information concerning:

___   i.       The foreseeability of expropriation, nationalization, freezes, or confiscation of Customer's Financial Assets.

___   ii.      Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

     C. A market report with respect to the following topics:

     (i) securities regulatory environment, (ii) foreign ownership restrictions,
     (iii) foreign exchange, (iv) securities settlement and registration, (v)
     taxation, and (vi) depositories (including depository evaluation), if any.

     2. To aid Customer in monitoring Country Risk, Bank shall furnish board the following additional information:

     Market flashes, including with respect to changes in the information in market reports.

Schedule 2

ELIGIBLE SECURITIES DEPOSITORIES

                                  ATTACHMENT A

Morgan Stanley FX Series Funds--
   --The FX Alpha Portfolio
   --The FX Alpha Plus Portfolio

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

                                SCHEDULE A - FEES

                      FEES GOVERNED BY GLOBAL FEE AGREEMENT

--------------------------------------------------------------------------------

                             THE JPMORGAN CHASE BANK

                                  FEE SCHEDULE

                                       FOR

                      MORGAN STANLEY INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------

                     Morgan Stanley Institutional Fund Trust
                     Morgan Stanley Institutional Fund, Inc.
                     The Universal Institutional Funds, Inc.
                  Morgan Stanley Institutional Liquidity Funds
                     The Latin American Discovery Fund, Inc.
                             The Malaysia Fund, Inc.
                     Morgan Stanley Asia-Pacific Fund, Inc.
                   Morgan Stanley Emerging Markets Fund, Inc.
                   Morgan Stanley India Investment Fund, Inc.
                               The Thai Fund, Inc.
                        The Turkish Investment Fund, Inc.
                    Morgan Stanley Eastern Europe Fund, Inc.
                 Morgan Stanley Emerging Markets Debt Fund, Inc.
                Morgan Stanley Global Opportunity Bond Fund, Inc.
                      Morgan Stanley High Yield Fund, Inc.
                     Morgan Stanley China A Share Fund, Inc.

                  Morgan Stanley Offshore Emerging Markets Fund
                         Morgan Stanley Taiwan Portfolio

                           REVISED AS OCTOBER 1, 2006

Custody Fee Schedule:

------------------------------------------------------------------------------------------------------------------------
                                 ASSET        TRANSACTION                          TIER II                     TIER III
MARKET                        CHARGE (BPS)      CHARGES           THRESHOLD I        (BPS)     THRESHOLD II      (BPS)
------------------------------------------------------------------------------------------------------------------------

                                                 (US$)               (US$)*                         (US$)*
Argentina                         20.00            75.00          150,000,000       17.00       187,500,000      13.60
Australia                          1.50            30.00          650,000,000        1.20       812,500,000       0.90
Austria                            3.00            40.00          225,000,000        2.40       281,250,000       1.80
Bahrain                           40.00            85.00          100,000,000       34.00       125,000,000      27.20
Bangladesh                        35.00            85.00          100,000,000       29.75       125,000,000      23.80
------------------------------------------------------------------------------------------------------------------------
Belgium                            3.50            40.00          150,000,000        2.80       187,500,000       2.24
Bermuda                           18.00            55.00          100,000,000       15.30       125,000,000      12.24
Botswana                          40.00            73.00          100,000,000       34.00       125,000,000      27.20
Brazil                            15.00            50.00          415,000,000       12.00       518,750,000       9.60
Bulgaria                          35.00            75.00          100,000,000       29.75       125,000,000      23.80
------------------------------------------------------------------------------------------------------------------------
Canada                             1.50            20.00          150,000,000        1.28       187,500,000       1.02
Chile                             22.00            50.00          100,000,000       18.70       125,000,000      14.96
China                             20.00            50.00          100,000,000       17.00       125,000,000      13.60
Colombia                          40.00            85.00          100,000,000       34.00       125,000,000      27.20
Costa Rica                        35.00            55.00          100,000,000       29.75       125,000,000      23.80
------------------------------------------------------------------------------------------------------------------------
Croatia                           40.00            75.00          100,000,000       34.00       125,000,000      27.20
Cyprus                            25.00            55.00          100,000,000       21.25       125,000,000      17.00
Czech Republic                    22.50            55.00          150,000,000       18.00       187,500,000      14.40
Denmark                            2.15            35.00          150,000,000        1.61       187,500,000       1.21
Ecuador                           45.00            55.00          100,000,000       38.25       125,000,000      30.60
------------------------------------------------------------------------------------------------------------------------
Egypt                             30.00            50.00          100,000,000       25.50       125,000,000      20.40
Estonia                           34.00            75.00          100,000,000       28.90       125,000,000      23.12
Euro CDs                           1.50            15.00          100,000,000        1.20       125,000,000       0.96
Euroclear                          1.25            15.00        6,450,000,000        1.00     8,062,500,000       0.80
Finland                            3.50            35.00          230,000,000        2.63       287,500,000       1.97
------------------------------------------------------------------------------------------------------------------------
France                             1.75            25.00        2,285,000,000        1.40     2,856,250,000       1.12
Germany                            1.50            25.00        1,575,000,000        1.20     1,968,750,000       0.96
Ghana                             40.00            80.00          100,000,000       34.00       125,000,000      27.20
Greece                            20.00            40.00          150,000,000       17.00       187,500,000      13.60
Hong Kong                          3.00            40.00        1,250,000,000        2.40     1,562,500,000       1.92
------------------------------------------------------------------------------------------------------------------------
Hungary                           25.00            55.00          150,000,000       20.00       187,500,000      15.00
Iceland                           20.00            55.00          100,000,000       17.00       125,000,000      13.60
India                             16.00            45.00        1,470,000,000       13.60     1,837,500,000      10.88
Indonesia                         10.00            60.00          150,000,000        8.00       187,500,000       6.00
Ireland                            1.25            17.50          205,000,000        1.06       256,250,000       0.85
------------------------------------------------------------------------------------------------------------------------
Israel                            25.00            50.00          150,000,000       20.00       187,500,000      16.00
Italy                              3.50            30.00          445,000,000        2.98       556,250,000       2.38
Ivory Coast                       45.00            85.00          100,000,000       38.25       125,000,000      30.60
Jamaica                           11.00            70.00          100,000,000        9.35       125,000,000       7.48
Japan                              1.35            18.00        5,550,000,000        1.15     6,937,500,000       0.92
------------------------------------------------------------------------------------------------------------------------
Jersey                            35.00            85.00          100,000,000       29.75       125,000,000      23.80
Jordan                            30.00            90.00          150,000,000       25.50       187,500,000      20.40
Kazakhstan                        45.00            85.00          100,000,000       38.25       125,000,000      30.60
Kenya                             40.00            82.00          100,000,000       34.00       125,000,000      27.20
Korea                             10.50            30.00        1,000,000,000        8.93     1,250,000,000       7.14
------------------------------------------------------------------------------------------------------------------------
Latvia                            30.00            55.00          100,000,000       25.50       125,000,000      20.40

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------------------------------------------------------------------------------------------------------------------------
                                 ASSET        TRANSACTION                          TIER II                     TIER III
MARKET                        CHARGE (BPS)      CHARGES           THRESHOLD I        (BPS)     THRESHOLD II      (BPS)
------------------------------------------------------------------------------------------------------------------------

Lebanon                           40.00            85.00          100,000,000       34.00       125,000,000      27.20
Lithuania                         30.00            57.50          100,000,000       25.50       125,000,000      20.40
Luxembourg                         3.50            40.00          100,000,000        2.80       125,000,000       2.24
Malaysia                           7.00            45.00          150,000,000        6.30       187,500,000       5.67
------------------------------------------------------------------------------------------------------------------------
Malta                             30.00            57.50          100,000,000       25.50       125,000,000      20.40
Mauritius                         40.00            85.00          100,000,000       34.00       125,000,000      27.20
Mexico                             5.50            35.00          385,000,000        4.40       481,250,000       3.30
Morocco                           30.00            90.00          150,000,000       27.00       187,500,000      24.30
Namibia                           40.00            85.00          100,000,000       34.00       125,000,000      27.20
------------------------------------------------------------------------------------------------------------------------
Nepal                             40.00            85.00          100,000,000       34.00       125,000,000      27.20
Netherlands                        3.00            25.00        1,665,000,000        2.55     2,081,250,000       2.04
New Zealand                        2.00            35.00          185,000,000        1.60       231,250,000       1.28
Nigeria                           45.00            85.00          100,000,000       38.25       125,000,000      30.60
Norway                             3.75            35.00          150,000,000        3.00       187,500,000       2.25
------------------------------------------------------------------------------------------------------------------------
Oman                              45.00           100.00          150,000,000       38.25       187,500,000      30.60
Pakistan                          30.00            85.00          150,000,000       25.50       187,500,000      20.40
Peru                              35.00            85.00          100,000,000       29.75       125,000,000      23.80
Philippines                       15.00            60.00          150,000,000       12.75       187,500,000      10.20
Poland                            25.00            65.00          280,000,000       20.00       350,000,000      16.00
------------------------------------------------------------------------------------------------------------------------
Portugal                          12.00            45.00          150,000,000       10.20       187,500,000       8.16
Romania                           40.00            80.00          100,000,000       34.00       125,000,000      27.20
Russia                            22.00            75.00          150,000,000       18.70       187,500,000      14.96
Singapore                          4.00            45.00          445,000,000        3.20       556,250,000       2.40
Slovakia                          35.00            85.00          100,000,000       29.75       125,000,000      23.80
------------------------------------------------------------------------------------------------------------------------
Slovenia                          30.00            75.00          150,000,000       25.50       187,500,000      20.40
South Africa                       4.50            30.00          730,000,000        3.60       912,500,000       2.70
Spain                              4.25            40.00          600,000,000        3.40       750,000,000       2.55
Sri Lanka                         20.00            55.00          100,000,000       17.00       125,000,000      13.60
Swaziland                         40.00            85.00          100,000,000       34.00       125,000,000      27.20
------------------------------------------------------------------------------------------------------------------------
Sweden                             3.50            30.00          600,000,000        2.98       750,000,000       2.23
Switzerland                        3.25            30.00        1,525,000,000        2.76     1,906,250,000       2.21
Taiwan                            13.00            70.00          683,000,000       11.70       853,750,000      10.53
Thailand                          12.00            45.00          175,000,000       10.20       218,750,000       8.16
Tunisia                           40.00            50.00          150,000,000       34.00       187,500,000      27.20
------------------------------------------------------------------------------------------------------------------------
Turkey                            12.50            50.00          465,000,000       10.63       581,250,000       8.50
Ukraine                           45.00            85.00          100,000,000       38.25       125,000,000      30.60
United Arab Emirites              45.00            85.00          100,000,000       38.25       125,000,000      30.60
United Kingdom                     1.25            17.50        6,750,000,000        1.06     8,437,500,000       0.85
United States                      0.20             4.50       40,000,000,000        0.15    80,000,000,000       0.10
------------------------------------------------------------------------------------------------------------------------
Uruguay                           40.00            85.00          100,000,000       34.00       125,000,000      27.20
Venezuela                         35.00            85.00          100,000,000       29.75       125,000,000      23.80
Vietnam                           40.00            85.00          100,000,000       34.00       125,000,000      27.20
Zambia                            40.00            80.00          100,000,000       34.00       125,000,000      27.20
Zimbabwe                          35.00            70.00          100,000,000       29.75       125,000,000      23.80
------------------------------------------------------------------------------------------------------------------------

* Asset charges will be applied to the aggregate level of Morgan Stanley assets with JPMorgan.

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MISCELLANEOUS FEES & OUT OF POCKET EXPENSES:
--------------------------------------------

Cash Movements                      $6       for USD settlements
                                    $15      for non USD settlements

Registration/Transfer fees, Mauritius cash account administration and transfer charges, Stamp taxes/duties and any other out of pocket costs will be recharged to the Funds at cost, where incurred by JPMorgan.

NSDL India pass through charges for transactions will be absorbed by JPMorgan.

EARNINGS CREDITS:
-----------------
Credits will be paid to the Funds at a rate based on the 90-Day Treasury bill rate less 1% on daily positive balances. All interest is paid after a 10%
Federal Reserve requirement is deducted from the balances. The credits earned are cumulative throughout JPMorgan Chase Bank's fiscal year. At the beginning of the new fiscal year, earnings credit balances are reset to zero.

OVERDRAFT RATES:
----------------

Overdraft charges paid by the Funds will be calculated using the Federal Funds rate plus 50 basis points on daily negative balances.

CLASS ACTION SERVICES:
----------------------

Includes determing account eligibility, filing, processing rejected items, and monitoring and processing recoveries.

Flat fee of $500 per filing paid once claim is filed.

OTHER FEES:
-----------
o   Settlement of physical securities - $40
o   Global Proxy Services per fund per vote executed
    -  USA free of charge
    -  All other countries $15

NOTES:
------
     All new business will be separately negotiated. The Adviser shall contact its relationship manager if it plans to trade in new countries (i.e.
     countries that are not on the Fee Schedule). If the Adviser's relationship manager is not notified ahead of time, the relevant Fund will be charged at the Chase generic rate for each respective new country.

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                           SCHEDULE 1 - SUBCUSTODIANS

                                [TO BE PROVIDED]